                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                        VARIABLE UNIVERSAL LIFE PROVIDER

                            PROSPECTUS--MAY 1, 2004

    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

   You can send service requests to us at either of the following addresses:

NYLIAC                                         NYLIAC
Variable Products Service Center               Variable Products Service Center
Madison Square Station                         51 Madison Avenue
P.O. Box 922                                   Room 452
New York, NY 10159                             New York, NY 10010

                  or call our toll free number: 1-800-598-2019

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Benefits and Risks...................     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     9
  Transaction Fees...................     9
  Periodic Charges Other Than Funds'
     Operating Expenses..............    10
  Fund Annual Operating Expenses.....    11
     Fund Annual Expenses............    12
Definitions..........................    14
Management and Organization..........    15
  Insurer............................    15
  Your Policy........................    16
  About the Separate Account.........    16
  Our Rights.........................    16
  The Fixed Account..................    17
  How to Reach Us for Policy
     Services........................    17
  Funds and Eligible Portfolios......    19
  Investment Return..................    22
  Voting.............................    23
Charges Associated with the Policy...    23
  Deductions from Premiums...........    23
     Sales Expense Charge............    24
     State Tax Charge................    24
     Federal Tax Charge..............    24
  Deductions from Cash Surrender
     Value...........................    24
     Monthly Contract Charge.........    24
     Charge for Cost of Insurance
       Protection....................    25
     Monthly Per Thousand Face Amount
       Charge........................    25
     Rider Charges...................    25
     Expense Allocation..............    25
  Separate Account Charges...........    26
     Mortality and Expense Risk
       Charge........................    26
     Charges for Federal Income
       Taxes.........................    26
     Fund Charges....................    26
  Transaction Charges................    27
     Surrender Charges...............    27
     Partial Withdrawal..............    27
     Transfer Charge.................    28
     Exercise of Living Benefits
       Rider or Insurance Exchange
       Rider.........................    28
  Description of the Policy..........    28
  The Parties........................    28
  The Policy.........................    29
     How the Policy is Available.....    29
     Policy Premiums.................    29

                                       PAGE
                                       ----
  Cash Value.........................    30
  Investment Divisions and the Fixed
       Account.......................    30
     Amount in the Separate
       Account.......................    30
     Amount in the Fixed Account.....    31
     Transfers Among Investment
       Divisions and the Fixed
       Account.......................    31
  Additional Benefits through
     Riders..........................    33
  Options Available at No Additional
     Charge..........................    34
     Dollar Cost Averaging...........    34
     Automatic Asset Reallocation....    34
     Interest Sweep..................    34
Maturity Date........................    34
Tax Free "Section 1035" Insurance
  Policy Exchanges...................    35
24 Month Exchange Privilege..........    35
Premiums.............................    36
  Planned Premium....................    36
  Unplanned Premium..................    36
  Risk of Minimally Funded
     Policies........................    37
  Timing and Valuation...............    37
  Free Look..........................    37
  Premium Payments...................    38
  Check-O-Matic......................    38
  Premium Payments Returned for
     Insufficient Funds..............    38
Policy Payment Information...........    39
  When Life Insurance Coverage
     Begins..........................    39
  Changing the Face Amount of Your
     Policy..........................    39
  Policy Proceeds....................    40
  Payees.............................    40
  When We Pay Policy Proceeds........    41
  Death Claims.......................    42
  Electing or Changing a Payment
     Option..........................    43
  Life Insurance Benefit Options.....    43
  Changing Your Life Insurance
     Benefit Option..................    44
Additional Policy Provisions.........    46
  Limits on Our Rights to Challenge
     Your Policy.....................    46
  Suicide............................    46
  Misstatement of Age or Gender......    46
  Assignment.........................    46
Partial Withdrawals and Surrenders...    46
  Partial Withdrawals................    46
     Amount Available to Withdraw....    46
     Requesting a Partial
       Withdrawal....................    47

                                       PAGE
                                       ----
     Partial Withdrawal Surrender
       Charge........................    47
     Periodic Partial Withdrawals....    47
     The Effect of a Partial
       Withdrawal....................    48
  Surrenders.........................    49
     Cash Surrender Value............    49
     Alternative Cash Surrender
       Value.........................    49
     Requesting a Surrender..........    50
     When the Surrender is
       Effective.....................    50
     Surrender Charges...............    50
Loans................................    50
  Your Policy as Collateral for a
     Loan............................    51
  Loan Interest......................    51
  Interest on the Cash Value Held as
     Collateral......................    51
  When Loan Interest is Due..........    52
  Loan Repayment.....................    52
  Excess Loan Condition..............    52
  The Effect of a Policy Loan........    52
Termination and Reinstatement........    53
  Late Period........................    53
  No-Lapse Guarantee.................    53
  Reinstatement Option...............    54
Federal Income Tax Considerations....    55
  Our Intent.........................    55
  Tax Status of NYLIAC and the
     Separate Account................    55
  Charges for Taxes..................    55
  Diversification Standards and
     Control Issues..................    56
  Life Insurance Status of Policy....    57
  Modified Endowment Contract
     Status..........................    57
  Policy Surrenders and Partial
     Withdrawals.....................    58
  Policy Loans and Interest
     Deductions......................    59
  Corporate Owners...................    59
  Exchanges or Assignments of
     Policies........................    59
  Reasonableness Requirements for
     Charges.........................    60
  Living Benefits Rider..............    60
  Other Tax Issues...................    60
  Withholding........................    60
Legal Proceedings....................    61
Records and Reports..................    61
Financial Statements.................    61
Appendix A--Illustration.............   A-1
Appendix B--State variations.........   B-1

                         SUMMARY OF BENEFITS AND RISKS

                                    BENEFITS

     The following is a brief summary of certain features of NYLIAC Variable Universal Life Provider ("VUL Provider"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

PROTECTION

     VUL Provider provides permanent life insurance coverage with opportunity for tax-deferred cash value accumulation which can supplement your retirement income. Premium payments, less any applicable charges, are allocated to the Investment Divisions and the Fixed Account according to your instructions. The investment return of the policy is based on:

     - the amount in and performance of each Investment Division of the Separate Account;

     - the amount in and rate of return of the Fixed Account; and

     - the charges we deduct.

     With VUL Provider, you have the potential for higher rates of return and cash value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     VUL Provider premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. Since the potential cash value growth can be used to supplement retirement income, this policy is designed to offer the best potential benefit when funded for at least ten years at or near the guideline annual premium. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs. See "Definitions" for explanation of Cash Surrender Value.

     Premium amounts will vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification)

THREE-YEAR NO-LAPSE GUARANTEE

     VUL Provider offers a no-lapse guarantee*. This benefit prevents your policy from lapsing for three years regardless of your account performance, provided that your policy premium payments satisfy the minimum premium test. (See "No-Lapse Guarantee" for information on premiums required to pass the test.) In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. The guarantee period will end before the third policy anniversary (1) if you do not pass the minimum premium test, (2) if you change the face amount of the policy or the Life Insurance Benefit option resulting in a change in face amount, (3) if you add or delete any riders to the policy, (4) if you increase or decrease rider coverage amounts, or (5) if there is a change in underwriting class.

---------------
* Not available in New Jersey and Texas.

LIQUIDITY THROUGH LOANS

     VUL Provider allows you to access your policy's Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow any amount up to the loan value of the policy.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Partial withdrawals can result in a taxable event. Certain charges apply if you surrender your policy during the first Policy Year, an amount equal to any additional first year contract charges due us will also be deducted from the Cash Surrender Value.

ALTERNATIVE CASH SURRENDER VALUE*

     An Alternative Cash Surrender Value (ACSV) (see "Definitions" for an explanation of this term) may be made available to a Corporation, Irrevocable Trust or other defined policyowner class if we agree. If your policy has ACSV, the policy can be surrendered within the first ten years for the ACSV. The ACSV equals the cash surrender value plus the unamortized ACSV benefit. Policies with an ACSV will have higher mortality and expense risk charges.

INVESTMENT DIVISIONS

     This policy offers you a choice of 27 investment divisions and the Fixed Account; you can choose up to 21. Transfers between the investment divisions can be made tax-free, within limits. You can change the investment divisions you invest in throughout the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With VUL Provider, you are able to increase or decrease the policy's face amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begins on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. We can limit any increase in the face amount of your policy. Under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing your face amount under the policy. Decreases in coverage can incur surrender charges.

THREE LIFE INSURANCE BENEFIT OPTIONS

     VUL Provider offers three different life insurance benefit options:

      --  Option 1--a level benefit equal to your policy's Face Amount

      -- Option 2--a benefit which varies and equals the sum of your policy's Face Amount and Cash Value

---------------
* Not available in Indiana, Maryland and New Jersey.

      -- Option 3--a benefit which equals the sum of your policy's Face Amount and Adjusted Total Premium.

AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation and Interest Sweep.

OPTIONAL RIDERS

     VUL Provider offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

POLICYHOLDER SUPPORT

     As a policyholder, you have access to a password-protected Internet website, an automated 24 hour call-in service, toll free telephone support, and your registered representative if you have questions about your VUL Provider policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the firm's Fixed Account, not the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits accrue upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" when used throughout this prospectus, have the same meaning and effect.

     A VUL Provider policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the No-Lapse Guarantee period ends, premium payments significantly higher than the premium necessary to maintain the No-Lapse Guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant cash value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     We have the right to increase current charges at any time, up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan and could cause your policy to become a modified endowment contract.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest can reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.

     Loan Interest--There is a possibility that the IRS may treat the preferred loan interest spread which begins in policy year 11 as a taxable distribution.

CHARGES FOR POLICY SURRENDER/DECREASES IN COVERAGE

     During the first ten years of the policy, or within ten years after you increase the face amount, surrender charges apply which act as a deterrent to surrendering the policy. VUL Provider is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

EXCESSIVE TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. We have limitations and restrictions on frequent transfer activity. (See "Transfers Among Investment Divisions and the Fixed Account -- Limitations on Transfers" for more information.) We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity, or

     - dilution of the interests of long-term investors.

                           TABLE OF FEES AND EXPENSES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU PURCHASE THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge Imposed on         when premium      Guaranteed:
    Premium Payments                    payment is applied    All payments - 6.75%
                                          up to age 100      Current:(1)
                                                              Payments up to Target Premium - 6.75%
                                                              Payments in excess of Target Premium - 4.25%
   Premium Taxes:                          when premium      All taxes may vary over time
                                        payment is applied   Guaranteed: subject to tax law changes
                                          up to age 100
    State Tax                                                Current: 2% of premium
    Federal Tax                                              Current: 1.25% of premium payments
   Deferred Sales Charge:
       --  Surrender(2)                 surrender or lapse   The lesser of: 50% of total premiums paid under the policy
                                        in first 10 years    or 100% of the surrender charge premium(3)
                                          or face amount     Guaranteed maximum: $47.60 per $1000 of Face Amount
                                        decrease within 10   Guaranteed minimum: $14.18 per $1000 of Face Amount
                                          years after an     Charge for a representative insured: $27.31 per $1000 of
                                             increase        Face Amount (male, age 40, preferred rating).
   Surrender Charges:
       --  Contract Surrender Charge    surrender or lapse   Guaranteed: $220(4)
        During First Policy Year(2)       in first year
       --  Surrender Charge After       surrender or lapse   The calculation for the additional face amount begins on
        Face Amount Increase(2)         in first 10 years    the effective date of the increase. See "Deferred Sales
                                        after the increase   Charge," above.
       --  Partial Withdrawal Charge    partial withdrawal   Guaranteed: The lesser of $25 or 2% of the amount withdrawn
                                                             (In addition, if the face amount is decreased due to the
                                                             partial withdrawal, a surrender charge may apply. See
                                                             "Deferred Sales Charge," above.)
                                                             Current: no charge
   Transfer Charge                           transfer        Guaranteed: $30 per transfer for each transfer over 12 in a policy year.
                                                             Current: no charge
   Living Benefits Rider                when you exercise    $150 (one-time)
                                           the benefit

(1) Current sales expense charges in Policy Years 6 and beyond are reduced to 2.75% for payments up to Target Premium and 0.75% for payments in excess of the Target Premium.
(2) Exceptions to Surrender Charge:
    We will not deduct a surrender charge if:
      --  we cancel the policy;
      --  we pay proceeds upon the death of the insured;
      --  we pay a required Internal Revenue Service minimum distribution.
      -- the policy is out of the surrender charge period; or -- if your policy contains the ACSV Benefit and you surrender all of the
          NYLIAC policies you own which include an ACSV Benefit in the first ten years.
(3) The surrender charge premium varies based on individual characteristics and the charge shown may not be representative of what you will pay. To obtain more information about particular charges as they apply to your policy, please contact your registered representative. For a face amount decrease, the surrender charge is equal to the difference between (1) and (2), where
    (1) is the surrender charge calculated on the original face amount, and (2) is the surrender charge calculated on the new decreased face amount.
(4) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds' fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                          WHEN CHARGE
                 CHARGE                   IS DEDUCTED                            AMOUNT DEDUCTED
   Cost of Insurance:(1)               monthly to age 100
                                                           Guaranteed Maximum: $83.33 per $1000 of net amount at
                                                           risk(2)
                                                           Guaranteed Minimum: $0.08 per $1000 of net amount at risk
                                                           Charge for Representative insured (male, age 40, preferred rating): $0.25 per $1000 of net amount at risk
   Monthly Contract Fees:
                                         Policy Year 1     Guaranteed Maximum: $35
                                                           Current: $30
                                         Policy Year 2+    Guaranteed Maximum: $15
                                                           Current: $10
   Mortality & Expense Risk Fees(3)         monthly
                                                           Guaranteed: 1.00% (annualized) of the Separate Account Cash
                                                           Value
   Per Thousand Charge                      monthly        Guaranteed: .07 per $1,000 of Face Amount plus the face
                                                           amount of the Term Insurance Rider. (charged for all months)
                                                           Current: .07 per $1,000 of Face Amount plus the face amount of the Term Insurance Rider. (charged only for the first 60 months)
   Riders:                             all monthly until
                                         rider expires
       --  Guaranteed Insurability                         Maximum: $0.46 per $1,000 of GIR face amount
        (GIR)(4)
                                                           Minimum: $0.08 per $1,000 of GIR face amount
                                                           Representative insured: $0.23 per $1,000 of GIR face amount
       --  Insurance Exchange                              A one-time payment may be required upon exercise, depending upon the cash surrender value of the existing and new
                                                           policies at the time of the exchange.
       --  Life Extension Benefit(4)                       Maximum: $0.1158 per $1,000 of Face Amount
                                                           Minimum: $0.0001 per $1,000 of Face Amount
                                                           Representative insured: $0.007 per $1,000 of Face Amount
       --  Monthly Deduction                               Maximum: 77% of monthly charges
        Waiver(4)
                                                           Minimum: 8% of monthly charges
                                                           Representative insured: 11% of monthly charges
       --  Spouses Paid-up Insurance                       No charge
           Purchase Option
       --  Term Insurance Benefit                          Maximum: $83.33 per $1,000 of TIR face amount
        (TIR)(4)                                           Minimum: $0.08 per $1,000 of TIR face amount
                                                           Representative insured: $0.25 per $1,000 of TIR face amount
   Loan Interest                            monthly        Current: 4% annually
                                                           Guaranteed: 6% annually

(1) This cost varies based on individual characteristics, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular costs of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2) Net amount at risk is equal to the difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information.
(3) The current mortality and expense risk fees decline based on the cash value in the Separate Account and duration, as indicated in the table below:


   SEPARATE ACCOUNT
   CASH VALUE                 YEARS 1-5    YEARS 6-10    YEARS 11-20    YEARS 21+
   < $25,000                     .70           .70           .45           .30
   $25,000-$49,999               .70           .65           .40           .25
   $50,000-$74,999               .70           .60           .35           .20
   $75,000-$99,999               .70           .55           .30           .15
   $100,000-$149,999             .70           .50           .25           .10
   $150,000 or greater           .70           .45           .20           .05
   If your policy contains ACSV:
   < $25,000                     1.0           1.0           .45           .30
   $25,000-$49,999               1.0           1.0           .40           .25
   $50,000-$74,999               1.0           1.0           .35           .20
   $75,000-$99,999               1.0           1.0           .30           .15
   $100,000-$149,999             1.0           1.0           .25           .10
   $150,000 or greater           1.0           1.0           .20           .05

(4) This charge varies based on individual characteristics, and the charge shown may not be representative, of the charge you will pay. The "Representative insured" charge is for a male, aged 40, preferred rating. To obtain more information about particular rider charges as they apply to your policy, please contact your registered representative.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

Fund Annual Operating Expenses (expenses that are deducted from Fund assets)(1)

                                                                MINIMUM   MAXIMUM
                                                                -------   -------
        Total Annual Fund Companies' Operating Expenses(2)....   0.39%     1.87%

   ---------------------
   (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2003. This information is provided by the Funds and their agents, and is based on 2003 expenses. We have not verified the accuracy of this information.
   (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees and other expenses.

                              FUND ANNUAL EXPENSES

                                                     MAINSTAY VP                    MAINSTAY VP
                                    MAINSTAY VP        CAPITAL       MAINSTAY VP       COMMON        MAINSTAY VP      MAINSTAY VP
                                      BOND --      APPRECIATION --      CASH          STOCK --      CONVERTIBLE --   GOVERNMENT --
                                   INITIAL CLASS    INITIAL CLASS    MANAGEMENT    INITIAL CLASS*   INITIAL CLASS    INITIAL CLASS
                                   -------------   ---------------   -----------   --------------   --------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Advisory Fees..................      0.25%            0.36%           0.25%          0.25%            0.36%            0.30%
  Administration Fees............      0.20%            0.20%           0.20%          0.20%            0.20%            0.20%
  Other Expenses.................      0.09%            0.08%           0.10%          0.07%            0.11%            0.09%
  Total Fund Annual Expenses.....      0.54%            0.64%           0.55%          0.52%            0.67%            0.59%

                                    MAINSTAY VP
                                    HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                                     CORPORATE     INTERNATIONAL      MID CAP
                                      BOND --        EQUITY --        CORE --
                                   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Advisory Fees..................      0.30%           0.60%           0.85%(b)
  Administration Fees............      0.20%           0.20%              --(b)
  Other Expenses.................      0.10%           0.27%           0.33%
  Total Fund Annual Expenses.....      0.60%           1.07%           1.18%(c)

                                                    MAINSTAY VP   MAINSTAY VP
                                     MAINSTAY VP      MID CAP       S&P 500      MAINSTAY VP     MAINSTAY VP
                                       MID CAP       VALUE --      INDEX --       SMALL CAP         TOTAL        MAINSTAY VP
                                      GROWTH --       INITIAL       INITIAL       GROWTH --       RETURN --       VALUE --
                                    INITIAL CLASS     CLASS**      CLASS***     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    -------------   -----------   -----------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Advisory Fees...................      0.75%(b)       0.70%(b)      0.10%          1.00%(b)        0.32%           0.36%
  Administration Fees.............         --(b)          --(b)      0.20%             --(b)        0.20%           0.20%
  Other Expenses..................      0.22%          0.14%         0.09%          0.21%           0.09%           0.10%
  Total Fund Annual Expenses......      0.97%(c)       0.84%(c)      0.39%          1.21%(c)        0.61%           0.66%

                                     MAINSTAY VP     MAINSTAY VP
                                      AMERICAN         DREYFUS        MAINSTAY VP
                                       CENTURY          LARGE         EAGLE ASSET
                                      INCOME &         COMPANY         MANAGEMENT
                                      GROWTH --       VALUE --      GROWTH EQUITY --
                                    INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
                                    -------------   -------------   ----------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Advisory Fees...................      0.50%           0.60%            0.50%
  Administration Fees.............      0.20%           0.20%            0.20%
  Other Expenses..................      0.24%           0.19%            0.13%
  Total Fund Annual Expenses......      0.94%           0.99%            0.83%

------------
  * Formerly MainStay VP Growth Equity
 ** Formerly MainStay VP Equity Income
*** Formerly MainStay VP Indexed Equity
(a) The Fund or its agents provided the fees and charges, which are based on 2003 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administrative Fees for this Investment Division.
(c) New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed the following percentages of average daily net assets: MainStay VP Mid Cap Value 0.89%; MainStay VP Mid Cap Core 0.98%; MainStay VP Mid Cap Growth 0.97%; MainStay VP Small Cap Growth 0.95%. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. Had these reductions been taken into account, the "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: MainStay VP Mid Cap Value 0.67%, 0.22%, and 0.89%; MainStay VP Mid Cap Core 0.65%, 0.33%, and 0.98%;
    MainStay VP Mid Cap Growth [0.75%, 0.22%, and 0.97%]; MainStay VP Small Cap Growth 0.74%, 0.21%, and 0.95%.


                                                                                                      FIDELITY(R)      JANUS ASPEN
                                   ALGER AMERICAN                  DREYFUS IP                             VIP            SERIES
                                        SMALL         CALVERT      TECHNOLOGY     FIDELITY(R) VIP       EQUITY-        BALANCED --
                                  CAPITALIZATION --    SOCIAL      GROWTH --      CONTRAFUND(R) --     INCOME --      INSTITUTIONAL
                                   CLASS O SHARES     BALANCED   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS       SHARES
                                  -----------------   --------   --------------   ----------------   -------------    -------------
FUND ANNUAL EXPENSES(A)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Advisory Fees.................        0.85%          0.70%         0.75%             0.58%             0.48%            0.65%
  Administration Fees...........        0.00%          0.00%         0.00%             0.00%             0.00%            0.00%
  Other Expenses................        0.12%          0.23%         0.13%             0.09%             0.09%            0.02%
  Total Fund Annual Expenses....        0.97%          0.93%(d)      0.88%(e)          0.67%(f)          0.57%(f)         0.67%

                                   JANUS ASPEN
                                     SERIES                         VAN KAMPEN
                                    WORLDWIDE       T. ROWE             UIF
                                    GROWTH --     PRICE EQUITY       EMERGING
                                  INSTITUTIONAL      INCOME      MARKETS EQUITY --
                                     SHARES        PORTFOLIO          CLASS I
                                  -------------   ------------   -----------------
FUND ANNUAL EXPENSES(A)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Advisory Fees.................      0.65%          0.85%             1.25%
  Administration Fees...........      0.00%          0.00%             0.00%
  Other Expenses................      0.06%          0.00%             0.62%
  Total Fund Annual Expenses....      0.71%          0.85%(g)          1.87%(h)

------------
(d) Expenses are based on the Portfolio's most recent fiscal year. Total expenses shown include the Subadvisory Fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.
(e) The expenses shown are for the fiscal year ended December 31, 2003. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
(f) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(g) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.
(h) Fund annual expenses listed are prior to any waivers and reimbursements made by the Adviser. The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: 1.16%, 0.00%, 0.59%, 1.75%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" are 0.06% of such investment related expenses.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero. This is used in the calculation of life insurance benefit option 3.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand face amount charges amortized over the first ten policy years.

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CASH SURRENDER VALUE: The Cash Value less any surrender charges that may apply, and less any unpaid loan and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account plus any amount in the Fixed Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The base face amount, plus the face amount of the Term Insurance Rider ("TIR"), if in effect, plus or minus any changes made to the face amount of the TIR. The base face amount is the initial face amount as shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date on which we deduct your monthly contract charge, monthly per thousand face amount charge, cost of insurance charge, and any rider charges from your policy's Cash Surrender Value and the date as of which we deduct the mortality and expense risk charges from the Cash Surrender Value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-l, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Investment Divisions.

SURRENDER CHARGE PREMIUM: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

TARGET PREMIUM: A factor that is used in determining the sales expense charge to be deducted from your premium payments. The Target Premium is found on the Policy Data Page.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See, "How To Reach Us For Policy Services" for more information.
                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

YOUR POLICY

     VUL Provider is offered by NYLIAC. Policy assets are invested in NYLIAC Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes to the face amount of the Policy, loans, withdrawals and face amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 Investment Divisions and a Fixed Account.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 27 Investment Divisions available under this policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

     (See the SAI for more information.)

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at either of the following Variable Product Service Center ("VPSC") addresses:

NYLIAC                                 NYLIAC
Variable Products Service Center       Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 452
New York, NY 10159                     New York, NY 10010

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR"). Faxed requests are not acceptable and will not be honored at any time.

     - VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number ("PIN"). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

     We make the VSC and the IVR available in our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable.

     -- VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

     - e-mail your registered representative or the Variable Products Service Center;

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - change your address; and

     - obtain service forms;

     - reset your PIN.

     -- IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and

     - speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security

Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read the prospectuses, which are found at the end of the policy's prospectus.

--------------------------------------------------------------------------------------------------------
          FUND                   INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,      Adviser: New York Life
 Inc.:                        Investment Management LLC
                                      ("NYLIM")
  --MainStay VP                        NYLIM                 --  highest income over the long term
    Bond--Initial Class                                          consistent with preservation of
                                                                 principal
  --MainStay VP Capital    Subadviser: MacKay Shields LLC    --  long-term growth of capital
    Appreciation--Initial            ("MacKay")
    Class
  --MainStay VP Cash             Subadviser: MacKay          --  as high a level of current income as is
    Management                                                   considered consistent with the
                                                                 preservation of capital and liquidity
  --MainStay VP Common                 NYLIM                 --  long-term growth of capital, with
    Stock--Initial Class                                         income as a secondary consideration
    (formerly MainStay VP
    Growth Equity)
  --MainStay VP                  Subadviser: MacKay          --  capital appreciation together with
    Convertible--Initial                                         current income
    Class
  --MainStay VP                  Subadviser: MacKay          --  high level of current income,
    Government--Initial                                          consistent with safety of principal
    Class
  --MainStay VP High             Subadviser: MacKay          --  maximize current income through
    Yield Corporate                                              investment in a diversified portfolio
    Bond--Initial Class                                          of high yield, high risk debt
                                                                 securities which are ordinarily in the
                                                                 lower rating categories of recognized
                                                                 rating agencies. Capital appreciation
                                                                 is a secondary objective.
  --MainStay VP                  Subadviser: MacKay          --  long-term growth of capital by
    International                                                investing in a portfolio consisting
    Equity--Initial Class                                        primarily of non-U.S. equity securities
  --MainStay VP Mid Cap                NYLIM                 --  long-term growth of capital by
    Core--Initial Class                                          investing primarily in common stocks of
                                                                 U.S. companies with market
                                                                 capitalizations similar to those
                                                                 companies in the Russell MidCap(R)
                                                                 Index
  --MainStay VP Mid Cap          Subadviser: MacKay          --  long-term growth of capital by
    Growth--Initial Class                                        investing primarily in common stocks of
                                                                 U.S. companies with market
                                                                 capitalizations similar to those
                                                                 companies in the S&P MidCap(R) 400
                                                                 Index
  --MainStay VP Mid Cap          Subadviser: MacKay          --  maximum long-term total return from a
    Value--Initial Class                                         combination of capital appreciation and
    (formerly MainStay VP                                        income
    Equity Income)
  --MainStay VP S&P 500                NYLIM                 --  investment results that correspond to
    Index--Initial Class                                         the total return performance (and
    (formerly MainStay VP                                        reflect reinvestment of dividends) of
    Indexed Equity)                                              publicly traded common stocks
                                                                 represented by the S&P 500(R) Index
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
          FUND                   INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
  --MainStay VP Small Cap        Subadviser: MacKay          --  long-term capital appreciation by
    Growth--Initial Class                                        investing primarily in equities of
                                                                 companies with market capitalizations
                                                                 similar to those companies in the
                                                                 Russell 2000(R) Index
  --MainStay VP Total            Subadviser: MacKay          --  current income consistent with
    Return--Initial Class                                        reasonable opportunity for future
                                                                 growth of capital and income
  --MainStay VP                  Subadviser: MacKay          --  maximum long-term total return from a
    Value--Initial Class                                         combination of capital growth and
                                                                 income
  --MainStay VP American    Subadviser: American Century     --  dividend growth, current income and
    Century Income &         Investment Management, Inc.         capital appreciation
    Growth--Initial Class
  --MainStay VP Dreyfus       Subadviser: The Dreyfus        --  capital appreciation
    Large Company Value--            Corporation
    Initial Class
  --MainStay VP Eagle         Subadviser: Eagle Asset        --  growth through long-term capital
    Asset Management              Management, Inc.               appreciation
    Growth
    Equity--Initial Class
--------------------------------------------------------------------------------------------------------
 The Alger American Fund:
  --Alger American Small    Fred Alger Management, Inc.      --  long-term capital appreciation by
    Capitalization--Class                                        focusing on small, fast growing
    O Shares                                                     companies that offer innovative
                                                                 products, services or technologies to a
                                                                 rapidly expanding marketplace
--------------------------------------------------------------------------------------------------------

 Calvert Variable Series,
 Inc.
  --Calvert Social             Adviser: Calvert Asset        --  CVS Social Balanced seeks to achieve a
    Balanced                  Management Company, Inc.           competitive total return through an
                             Subadvisers: Brown Capital          actively managed portfolio of stocks,
                                Management, Inc. and             bonds and money market instruments
                            SSgA Funds Management, Inc.          which offer income and capital growth
                                                                 opportunity and which satisfy the
                                                                 investment and social criteria.
--------------------------------------------------------------------------------------------------------
 Dreyfus Investment
 Portfolios:
  --Dreyfus IP Technology     The Dreyfus Corporation        --  the portfolio seeks capital
    Growth--Initial                                              appreciation. To pursue this goal, the
    Shares                                                       portfolio normally invests at least 80%
                                                                 of its assets in the stocks of growth
                                                                 companies of any size that Dreyfus
                                                                 believes to be leading producers or
                                                                 beneficiaries of technological
                                                                 innovations
--------------------------------------------------------------------------------------------------------

 Fidelity Variable         Adviser: Fidelity Management &
 Insurance Products Fund:         Research Company
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
          FUND                   INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
  -- Fidelity(R) VIP           Subadvisers: Fidelity         --  seeks long-term capital appreciation
      Contrafund(R)         Management & Research (U.K.)
      --Initial Class                   Inc.
                           Fidelity Management & Research
                                   (Far East) Inc.
                             Fidelity Investments Japan
                              Limited and FMR Co., Inc.
                                      ("FMRC")
  --Fidelity(R) VIP                                          --  seeks reasonable income. The fund will
    Equity-Income                                                also consider the potential for
    --Initial Class                                              long-term capital appreciation. The
                                                                 fund's goal is to achieve a yield which
                                                                 exceeds the composite yield on the
                                                                 securities comprising the Standard &
                                                                 Poor's 500(SM) Index (S&P 500(R)).
--------------------------------------------------------------------------------------------------------

 Janus Aspen Series:
  --Janus Aspen Series      Janus Capital Management LLC     --  long-term capital growth, consistent
    Balanced--                                                   with preservation of capital and
    Institutional Shares                                         balanced by current income
  --Janus Aspen Series                                       --  long-term growth of capital in a manner
    Worldwide Growth--                                           consistent with the preservation of
    Institutional Shares                                         capital
--------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity
 Series, Inc.:
  --T. Rowe Price Equity   T. Rowe Price Associates, Inc.    --  substantial dividend income and also
    Income Portfolio                                             long-term capital appreciation through
                                                                 investments in common stocks of
                                                                 established companies
--------------------------------------------------------------------------------------------------------

 The Universal
 Institutional Funds,
 Inc.:
  --Van Kampen UIF                  Van Kampen*              --  long-term capital appreciation by
    Emerging Markets                                             investing primarily in growth-oriented
    Equity--Class I                                              equity securities of companies in
                                                                 emerging market countries
--------------------------------------------------------------------------------------------------------

* Morgan Stanley Investment Management Inc., the investment adviser to the UIF portfolios, does business in certain instances using the name Van Kampen.

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can allocate net premium payment or transfer Cash Value to a maximum of 21 of the 27 Investment Divisions and/or the Fixed Account.

     The Investment Divisions offered through the VUL Provider policy and described in this prospectus and the SAI are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. In addition, the current crediting rate for policies with ACSV may be lower than for policies without ACSV. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase a VUL Provider policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

     -- Target Premium--We assess a sales expense charge based on your policy's
        Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will change if you change the Face Amount of your policy.

         -- Premiums Up to the Target Premium--We deduct a current sales expense charge of 6.75% of the premium payment in Policy Years 1-5 up to the Target Premium and 2.75% of the premium payment in Policy Years 6 and subsequent up to the Target Premium.

         -- Premiums Over the Target Premium--Once premiums equal to the Target Premium for the Policy Year have been paid, we deduct a sales expense charge of 4.25% from any additional premiums paid in Policy Years 1-5; and 0.75% from any additional premiums paid in Policy Years 6 and subsequent.

     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 6.75% of any premiums paid.

STATE TAX CHARGE

     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- We currently deduct 1.25% of each premium payment you make as a federal tax charge. This is equal to $12.50 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a per thousand face amount charge, a mortality and expense risk charge and a rider charge for the cost of any additional riders from your policy's cash surrender value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     Each Monthly Deduction Day we deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, recordkeeping, processing claims and communicating with policyowners.

     We currently deduct a monthly contract charge of $30 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $35 per month as the monthly contract charge during the first Policy Year, and $15 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     Each Monthly Deduction Day we deduct a charge from the Cash Surrender Value for the cost of providing a Life Insurance Benefit to you. This charge is calculated by multiplying the Net Amount at Risk by the monthly cost of insurance rate and adding any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The net amount at risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based on the Life Insurance Benefit option chosen. The Cash Value varies based on the performance of the Investment Divisions selected, outstanding loans (including loan interest), charges and premium payments.

     We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class and Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. The monthly cost of insurance charge also depends on the face amount of the policy plus the amount of any term insurance in effect on the primary insured. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of increase. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. If the insured is a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Composite Mortality Table.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     For each of the first 60 Monthly Deduction Days, a per thousand face amount charge will be deducted. This charge is equal to $0.07 per $1,000 of the policy's Face Amount plus any term insurance benefit. We do not currently deduct a per thousand face amount charge after the first 60 Monthly Deduction Days, but we may deduct this charge in the future. The per thousand face amount charge will never exceed $0.07 per $1,000 for any month.

RIDER CHARGES

     Each month, we will deduct any applicable charges for those optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include the monthly cost of insurance, the monthly cost of any riders on the policy, the monthly contract charge, the per thousand face amount charge, and the mortality and expense risk charge. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in these specified Investment Divisions are insufficient to pay these charges, we will deduct as much of the charges as possible from these Investment Divisions. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

     -- Current--We currently deduct a monthly mortality and expense risk charge based on Cash Value in the Separate Account and duration. The Mortality and Expenses Risk Charge can be reduced based on separate account cash value and policy duration. The charge ranges from .70% in year one to .05% beginning in year 21. If your policy contains the ACSV Benefit, the monthly mortality and expense risk charge will be 1.00% in the first ten policy years.

     -- Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 1.00%, or $10 per $1000, of the cash value in the Separate Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the relevant funds' advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectus. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit option or from a partial withdrawal) during the first ten Policy Years or within ten years after you increase the face amount, we will deduct a surrender charge. The maximum charge will be the lesser of (a) or (b) where (a) equals 50% of the total premiums paid under the policy and (b) equals 100% of the Surrender Charge Premium. Since the percentage used to calculate (b) is lower in later policy years, the maximum surrender charge is reduced over time.

                                                              PERCENTAGE
POLICY YEAR                                                    APPLIED
-----------                                                   ----------
1...........................................................     100%
2...........................................................      95%
3...........................................................      89%
4...........................................................      84%
5...........................................................      78%
6...........................................................      73%
7...........................................................      67%
8...........................................................      60%
9...........................................................      54%
10..........................................................      47%

     For example, a male insured aged 40, preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $10,924 for a face amount of $400,000, who has elected Life Insurance Benefit option 1, would pay a surrender charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The surrender charge is calculated as the lesser of (a) or (b) as follows:

     (a) = 50% of 10,000 = $5,000

     (b) = 100% of Surrender Charge Premium = $10,924

     Since (a) is less than (b), the surrender charge would be $5,000.

     If the policy remains in force, no surrender charge is assessed. See the SAI for an additional example of how the surrender charge is calculated. For policies issued with ACSV a surrender charge will not be assessed on a full surrender of all NYLIAC policies that include an ACSV.

PARTIAL WITHDRAWAL

     In addition to any applicable surrender charges, a partial withdrawal charge not to exceed $25 may apply upon any partial withdrawal.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a policy year.

EXERCISE OF LIVING BENEFITS RIDER OR INSURANCE EXCHANGE RIDER

     A one-time charge will apply if you exercise the Living Benefits Rider. A payment may be required if you exercise the Insurance Exchange Rider.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 6.00%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts will never be less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be 0.25% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. (See "Loans" for more information.)

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different life insurance benefit (except a change to Option 3)

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the cash surrender value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the insured.

     BENEFICIARY: This person (persons) receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) flexible premium payments, where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Surrender Value through loan and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (on policies issued with an ACSV, face increases will not be permitted in the first ten policy years); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum premiums have been paid (not available in New Jersey and Texas); (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 27 Investment Divisions, and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Primary Insured dies. During the first three Policy Years except in New Jersey and Texas, we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, shown on your Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.

     VUL Provider offers you a choice of: (1) a level life insurance benefit equal to the face amount of your policy, (2) a life insurance benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or
(3) a life insurance benefit which varies and equals the sum of your policy's Face Amount and the Adjusted Total Premiums. If you choose Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's Life Insurance Benefit will never be less than the Face Amount of your policy.

HOW THE POLICY IS AVAILABLE

     VUL Provider is available as a Non-Qualified Policy for issue ages 18-65 with a minimum policy face amount of $100,000.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

                                   CASH VALUE

     The cash value of this policy at any time is equal to the total value of your policy's accumulation units in the Separate Account plus the amount in the fixed account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Partial Withdrawals and Surrenders" for details about surrendering your policy.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the net premium. We allocate the net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for the list of available Investment Divisions) and the Fixed Account, according to your instructions. You can allocate your net premium to a maximum of 21 of the 27 Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) between the Investment Divisions in the Separate Account. You can allocate Cash Value to a maximum of 21 of the 27 Investment Divisions and/or the Fixed Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5000.

       During any period when the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5,000. However, this limit will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

     -- Limits on Transfers--This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

       Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- impose redemption fees on short-term trading

       -- limit the dollar amount of each transfer.

       Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR, VCS, or our Service Center representatives. We will provide you with written notice when we take this action.

       Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

       WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

       We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

       -- increased administration expenses,

       -- portfolio management decisions driven by the need to maintain higher than normal liquidity, or

       -- dilution of the interests of long-term investors.

     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159(or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 800-598-2019;

     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 8:00 am and 6:00 pm Eastern Time; or

     (4) make your request through the Virtual Service Center.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider*, Living Benefits Rider, and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without any additional charge, any Riders you choose will have their own charges. In addition a one-time charge is assessed if the Living Benefits Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised (See "Table of Fees and Expenses" for more information). All riders can be elected at any time, subject to age restrictions, provided they are available in your state of issue.

     -- GUARANTEED INSURABILITY RIDER: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy's face amount.

     -- INSURANCE EXCHANGE RIDER (NOT AVAILABLE ON POLICIES THAT CONTAIN THE
        ACSV BENEFIT.): This rider allows you to exchange the policy for a new NYLIAC VUL Provider policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. (See "Federal Income Tax Implications" for more information about the tax implications of exercising this rider.

     -- LIFE EXTENSION BENEFIT RIDER: This rider becomes effective on the policy anniversary on which the insured is age 100. Under this rider, the life insurance benefit will continue equal to the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the insured reaches age 100, the Life Insurance Benefit would equal the policy's Cash Surrender Value.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the Primary Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

---------------
* Not available on policies that contain the ACSV Benefit.

     -- MONTHLY DEDUCTION WAIVER RIDER: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER: This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.

     -- TERM INSURANCE BENEFIT RIDER: This rider provides term insurance only on the Primary Insured. You can convert the term insurance provided by this rider or drop the rider without incurring surrender charges. Evidence of insurability is not needed in order to convert this rider to the base policy. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the Primary Insured is age 65, provided the policy is in effect. A conversion would result in an increase in base policy face amount.

     See the SAI for more information about riders including information about the tax implications of certain riders).

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING: Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. (See the SAI for more information.)

     -- AUTOMATIC ASSET REALLOCATION: If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. (See the SAI for more information.)

     -- INTEREST SWEEP: You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. (See the SAI for more information.)

MATURITY DATE

     Unless the Life Extension Benefit Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

     (1) to receive the Cash Surrender Value of your policy; or

     (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you continue the policy we will continue to assess the Mortality and Expense Risk charge on the cash value remaining in the Investment Divisions, and fund charges. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information. If you do not elect an option, the policy will automatically continue.

     If you choose to surrender your policy, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, N.Y. 10159 (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Separate Account value to the Fixed Account of your policy or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, gender, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of any cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and cash value of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy face amount, investment division performance, loans, and riders you add to your policy.

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you chose.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to VPSC: Madison Square Station, P.O. Box 922, New York, NY 10159

RISK OF MINIMALLY FUNDED POLICIES

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4 p.m. Eastern Standard Time. Any premiums received after the close of business will be credited to your policy on the next Business Day.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days (the "Free Look Period") after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the face amount of your policy under the same time limits.

     We will allocate premium payments you make with your application or during the free look period to our general account until 20 days after issue. We will then allocate the premiums plus any accrued interest to the investment divisions you have selected.

     If you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase, less any part of the excess premium payments which we have already paid to you.

     You can return the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom it was purchased.

PREMIUM PAYMENTS

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159. When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply the net premium to the Investment Divisions and/or Fixed Account according to your instructions.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information.

     For premium payments you make during the free look period, we apply your net premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form.

CHECK-O-MATIC

     Check-O-Matic is a system that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the policy date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. You can submit your request in writing on a form we approve to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing)

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide notification that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the face amount of your policy once it is in force provided that the insured is age 65 or younger and the new face amount is at least $100,000. The face amount of your policy affects the Life Insurance Benefit to be paid. Face amount increases are not allowed on ACSV policies in the first 10 years.

     You can request an increase in the face amount of your policy under certain circumstances. If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. An increase in the face amount of your policy will have the following consequences which you should consider:

     -- additional cost of insurance charges;

     -- an additional per thousand charge;

     -- a new ten year surrender charge period based only on the amount of the increase will begin;

     -- a new suicide and contestability period applicable only to the amount of the increase will begin;

     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;

     -- a new seven year testing period for modified endowment contract status may begin; and

     -- under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing the policy's face amount.

     Under certain circumstances, you can request a decrease in the face amount of your policy. Such a decrease may have the following consequences which you should consider:

     -- a change in the total policy cost of insurance charge;

     -- a surrender charge may apply to the amount of the decreased face amount
        (we will deem the amount attributable to your most recent increase in face amount to be canceled first); and

     -- possible adverse tax consequences.

     For more information about changing the face amount of your policy, see the SAI.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Primary Insured died. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders on the life of the Primary Insured you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Primary Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured is living by writing to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at VPSC located at:
Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     Situations where payment of policy proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the cash value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

DEATH CLAIMS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Life Insurance Benefit Options" for more information.

     We will pay Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
        Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount of each monthly payment. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

2003-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the insured is living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's face amount.

       OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium. The Adjusted Total Premium equals the total premiums paid minus any partial withdrawals. Your Life Insurance Benefit will never be less than your policy's face amount.

     Under all options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by the age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     -- If you choose Option 3, your Life Insurance Benefit will vary with your policy's Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the effect of the GPT and CVAT on sample Life Insurance Benefit options).

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit option for your policy to Option 1 or to Option 2 while the Primary Insured is alive (changes to Option 3 are not permitted). However, we may prohibit you from changing the Life Insurance Benefit option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100, or (2) when the No-Lapse Guarantee has been invoked.

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

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the face amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a face amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the face amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the face amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased face amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 1

      If you change from Option 3 to Option 1, we will increase the policy's face amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 2

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.
      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a face amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the face amount decrease.

     In order to change your Life Insurance Benefit option, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     You can assign this policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $100, and the partial withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702 or to drop below the minimum face amount.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below the minimum face amount, which is $100,000. See

"The Effect of a Partial Withdrawal" for more information on how a partial withdrawal can reduce the policy's Face Amount.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we may impose a fee which will not exceed $25. You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify how you would like your partial withdrawal allocated, we will deduct the partial withdrawal from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available in those Investment Divisions and/or in the Fixed Account and pay you that amount less any applicable surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

PARTIAL WITHDRAWAL SURRENDER CHARGE

     A partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

PERIODIC PARTIAL WITHDRAWALS

     After the first policy year, you may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a periodic partial withdrawal, NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following receipt of your request. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. You can specify which Investment Divisions and/ or Fixed Account from which the periodic withdrawals will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. Periodic partial withdrawals (PPWs) cannot be elected at a time when the policy's face amount is below the minimum face amount. If the policy's Cash Surrender Value falls below $2,000, the PPW arrangement will be suspended. If a PPW payment causes the policy's face amount to decrease, a surrender charge may apply.

THE EFFECT OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal (including a periodic partial withdrawal), we reduce your Cash Value and Cash Surrender Value by the amount of the partial withdrawal and any applicable surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit option 1, we reduce your policy's face amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on the Policy Data Page, or

          (2) zero.

     -- OPTION 2
       If you have elected Life Insurance Benefit option 2, we will not reduce your policy's face amount.

     -- OPTION 3
       If you have elected Life Insurance Benefit option 3, we reduce your policy's face amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the Cash Value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on the Policy Data Page, or

          (2) the Adjusted Total Premium immediately prior to the withdrawal.

       If the above results in zero or a negative amount, there will be no adjustment in the face amount.

     Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order in which they took place.

     A decrease in the face amount may result in surrender charges.

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

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from cash value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.)

ALTERNATIVE CASH SURRENDER VALUE--(ACSV) NOT APPLICABLE TO ALL POLICIES (NOT AVAILABLE IN INDIANA, MARYLAND AND NEW JERSEY)

     An ACSV Benefit may be made available at an additional cost to a Corporation, an Irrevocable Trust, or other defined policyowner class if we agree. The ACSV Benefit can be elected only at issue. The current mortality and expense risk charges will be higher, and the current crediting rate for amounts in the Fixed Account may be lower, for policies with an ACSV Benefit.

     If your policy has the ACSV Benefit, then for a period of ten years from the Policy Date, while the insured is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to Cash Surrender Value plus the unamortized value of the ACSV Benefit plus the full surrender charge. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand face amount charges deducted since the Policy Date. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th policy year.

     Your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:
     (a) = the current ACSV Benefit;
     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day; and
     (c) = the current month's per thousand face amount charge.

     Your ACSV Benefit for policy months 13 through the end of the 10th policy year, as calculated on each Monthly Deduction Day, is equal to the sum of (a
+ b + c) - d, where:
           (a) = the current ACSV Benefit;
           (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day;
           (c) = the current month's per thousand face amount charge; and
           (d) = the current month's amortization of the ACSV Benefit.

     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own which include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders.

     You do not receive the ACSV on a 1035 exchange, as part of a life insurance benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.

     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the 10 year period.

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "When We Pay Proceeds" section.

SURRENDER CHARGES

     If you surrender your policy during the first ten Policy Years or within ten years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.) Because the surrender charge may be significant during early policy years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to the greater of:

        I. 90% of the Cash Surrender Value less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or

        II. ((100% - a) X b) - c, where:

           a = the current loan interest rate;

           b = the policy's Cash Surrender Value; and

           c = the sum of three months of monthly deductions.

(See "Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans including accrued loan interest. Additionally, if the monthly deductions from Cash Value will cause the cash value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4%. We may increase or decrease this rate. However, the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. In Policy Years 1-10, the rate we credit on loaned amounts is 1% less than the rate we charge for policy loans. Starting in Policy Year 11 the rate we credit on loaned amounts will never be less than 0.25% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, the interest amount will be withdrawn on a pro rata basis if the interest charged would cause the amount of the borrowing to exceed the greater of (I) 90% of the Cash Surrender Value less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or (II) ((100% - a) X b) - c, where: a = the current loan interest rate; b = the policy's Cash Surrender Value; and c = the sum of three months of Monthly Deductions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan which was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code. If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due for the next policy month, your policy will enter a late period for 62 days after that date. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. If the late period expires without sufficient payment being made to us, we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to your beneficiary. We will reduce the benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the no-lapse guarantee, it may prevent your policy from terminating during the first three years.

NO-LAPSE GUARANTEE (NOT AVAILABLE IN NEW JERSEY AND TEXAS)

     The no-lapse guarantee benefit ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions for the next policy month. Rather, we will deduct the charges to the extent possible. We will defer the deduction of any additional amount due until the end of the three-year no-lapse guarantee period. When this period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The no-lapse guarantee will end on the earliest of:

     -- the third policy anniversary;

     -- the date on which you change (1) the face amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the face amount;

     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or

     -- the date on which a change in underwriting class takes effect.

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is terminated;

     -- the insured is alive; and

     -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the cash value.

     Before we reinstate your policy, we must receive the following:

     (1) payment equal to the sum of (a) and (b) where:

        (a) is an amount sufficient to keep the policy in effect for at least three months. This amount will equal the monthly deduction charges; and

        (b) The monthly deduction charges are multiplied by a factor of 250% in order to account for premium expenses and surrender charges; and

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 90 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the cash value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this cash value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     During a late period, transfers may be made; however, no new loans or partial withdrawals may be taken.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

     The Statement of Additional Information ("SAI") includes additional information about VUL Provider. The SAI is available without charge upon request. You can request the SAI by mail (at the Variable Products Service Center at Madison Square Station, P.O. Box 922, New York, NY 10159), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

     Information about VUL Provider (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL Provider are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit and premium as follows:

     The tables are for a policy issued to a male with preferred underwriting class and issue age 40 with a planned annual premium of $10,000, a Surrender Charge Premium of $6,827.50, an initial face amount of $250,000 and no riders. It assumes that 100% of the net premium is allocated to the separate account.

     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their current levels, as well as a monthly mortality and expense risk charge equal to 0.70% - 0.05% annualized (on a current basis) of the cash value allocated to the Separate Account. The mortality and expense risk charge is reduced based on Separate Account cash value and policy duration.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their guaranteed levels, as well as a monthly mortality and expense risk charge equal to 1.00% annualized (on a guaranteed basis) of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.79% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of:

     -0.79%, 5.16% and 11.11%.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    TABLE 1

       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE PROVIDER INSURANCE POLICY

                       MALE ISSUE AGE: 40, PREFERRED
                       PLANNED ANNUAL PREMIUM: $10,000
                       SURRENDER CHARGE PREMIUM: $6,827.50
                       INITIAL FACE AMOUNT: $250,000
                       LIFE INSURANCE BENEFIT OPTION 2
                       SWITCHING TO OPTION 1 IN YEAR 25

                       ASSUMING CURRENT CHARGES

                         END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)          END OF YEAR CASH SURRENDER
                         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        VALUE ASSUMING HYPOTHETICAL
                              ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                  RETURN OF                          RETURN OF                          RETURN OF
      VALUE (1)        --------------------------------   --------------------------------   --------------------------------
     POLICY YEAR         0%         6%          12%         0%         6%          12%         0%         6%          12%
     -----------       -------   ---------   ----------   -------   ---------   ----------   -------   ---------   ----------
          1            258,209     258,725      259,241     8,209       8,725        9,241     3,209       3,725        4,241
          2            266,512     268,057      269,665    16,512      18,057       19,665    10,025      11,571       13,179
          3            274,658     277,769      281,131    24,658      27,769       31,131    18,582      21,693       25,055
          4            282,651     287,877      293,748    32,651      37,877       43,748    26,916      32,142       38,013
          5            290,485     298,390      307,625    40,485      48,390       57,625    35,159      43,064       52,300
          6            298,749     309,976      323,584    48,749      59,976       73,584    43,765      54,991       68,600
          7            306,877     322,040      341,208    56,877      72,040       91,208    52,302      67,466       86,634
          8            314,848     334,648      360,691    64,848      84,648      110,691    60,751      80,552      106,595
          9            322,685     347,810      382,206    72,685      97,810      132,206    68,998      94,123      128,519
         10            330,421     361,597      405,983    80,421     111,597      155,983    77,212     108,388      152,775
         15            368,148     442,212      571,528   118,148     192,212      321,528   118,148     192,212      321,528
         20            401,430     541,920      845,542   151,430     291,920      595,542   151,430     291,920      595,542
         25            430,325     666,989    1,307,191   180,325     416,989    1,057,191   180,325     416,989    1,057,191

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE PROVIDER INSURANCE POLICY

                       MALE ISSUE AGE: 40, PREFERRED
                       PLANNED ANNUAL PREMIUM: $10,000
                       SURRENDER CHARGE PREMIUM: $6,827.50
                       INITIAL FACE AMOUNT: $250,000
                       LIFE INSURANCE BENEFIT OPTION 2
                       SWITCHING TO OPTION 1 IN YEAR 25

                       ASSUMING CURRENT CHARGES

                         END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)          END OF YEAR CASH SURRENDER
                         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        VALUE ASSUMING HYPOTHETICAL
                              ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                  RETURN OF                          RETURN OF                          RETURN OF
      VALUE (1)        --------------------------------   --------------------------------   --------------------------------
     POLICY YEAR         0%         6%          12%         0%         6%          12%         0%         6%          12%
---------------------  -------   ---------   ----------   -------   ---------   ----------   -------   ---------   ----------
         30            430,325     668,432    2,120,593   202,447     576,234    1,828,097   202,447     576,234    1,828,097
         35            430,325     840,185    3,335,687   216,554     785,220    3,117,464   216,554     785,220    3,117,464
         40            430,325   1,106,244    5,551,991   217,886   1,053,566    5,287,610   217,886   1,053,566    5,287,610
         45            430,325   1,455,937    9,312,638   189,043   1,386,607    8,869,179   189,043   1,386,607    8,869,179
         50            430,325   1,878,251   15,409,929    77,937   1,788,810   14,676,123    77,937   1,788,810   14,676,123
         55                 --   2,323,275   24,572,368        --   2,300,272   24,329,077        --   2,300,272   24,329,077
         60                 --   3,005,689   41,161,835        --   3,005,689   41,161,835        --   3,005,689   41,161,835

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2

       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE PROVIDER INSURANCE POLICY

                       MALE ISSUE AGE: 40, PREFERRED
                       PLANNED ANNUAL PREMIUM: $10,000
                       SURRENDER CHARGE PREMIUM: $6,827.50
                       INITIAL FACE AMOUNT: $250,000
                       LIFE INSURANCE BENEFIT OPTION 2
                       SWITCHING TO OPTION 1 IN YEAR 25

                       ASSUMING GUARANTEED CHARGES

                         END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)          END OF YEAR CASH SURRENDER
                         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        VALUE ASSUMING HYPOTHETICAL
                              ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                  RETURN OF                          RETURN OF                          RETURN OF
      VALUE (1)        --------------------------------   --------------------------------   --------------------------------
     POLICY YEAR         0%         6%          12%         0%         6%          12%         0%         6%          12%
     -----------       -------   ---------   ----------   -------   ---------   ----------   -------   ---------   ----------
          1            257,475     257,961      258,448     7,475       7,961        8,448     2,475       2,961        3,448
          2            264,995     266,434      267,931    14,995      16,434       17,931     8,509       9,948       11,445
          3            272,293     275,164      278,269    22,293      25,164       28,269    16,217      19,087       22,193
          4            279,402     284,192      289,578    29,402      34,192       39,578    23,667      28,457       33,843
          5            286,296     293,499      301,924    36,296      43,499       51,924    30,971      38,174       46,599
          6            292,979     303,098      315,411    42,979      53,098       65,411    37,995      48,114       60,427
          7            299,454     313,000      330,152    49,454      63,000       80,152    44,880      58,426       75,578
          8            305,725     323,218      346,274    55,725      73,218       96,274    51,629      69,121       92,178
          9            311,767     333,734      363,884    61,767      83,734      113,884    58,080      80,047      110,197
         10            317,583     344,561      383,129    67,583      94,561      133,129    64,374      91,352      129,920
         15            342,946     403,316      509,698    92,946     153,316      259,698    92,946     153,316      259,698
         20            360,781     469,043      706,543   110,781     219,043      456,543   110,781     219,043      456,543
         25            368,891     540,074    1,012,973   118,891     290,074      762,973   118,891     290,074      762,973

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 40, PREFERRED
                       PLANNED ANNUAL PREMIUM: $10,000
                       SURRENDER CHARGE PREMIUM: $6,827.50
                       INITIAL FACE AMOUNT: $250,000
                       LIFE INSURANCE BENEFIT OPTION 2
                       SWITCHING TO OPTION 1 IN YEAR 25

                       ASSUMING GUARANTEED CHARGES

                         END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)          END OF YEAR CASH SURRENDER
                         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        VALUE ASSUMING HYPOTHETICAL
                              ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                  RETURN OF                          RETURN OF                          RETURN OF
      VALUE (1)        --------------------------------   --------------------------------   --------------------------------
     POLICY YEAR         0%         6%          12%         0%         6%          12%         0%         6%          12%
---------------------  -------   ---------   ----------   -------   ---------   ----------   -------   ---------   ----------
         30            368,891     540,074    1,451,847   113,353     368,999    1,251,592   113,353     368,999    1,251,592
         35            368,891     540,074    2,165,292    83,318     469,277    2,023,637    83,318     469,277    2,023,637
         40            368,891     639,651    3,421,180        --     609,191    3,258,267        --     609,191    3,258,267
         45                 --     811,167    5,418,965        --     772,540    5,160,919        --     772,540    5,160,919
         50                 --   1,000,672    8,424,156        --     953,021    8,023,005        --     953,021    8,023,005
         55                 --   1,187,664   12,686,674        --   1,175,905   12,561,063        --   1,175,905   12,561,063
         60                 --   1,487,173   20,291,313        --   1,487,173   20,291,313        --   1,487,173   20,291,313

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the portfolios of the Funds. The death benefit, cash value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial withdrawals were made. Neither New York Life Insurance and Annuity Company, the separate accounts, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX B

                                STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

-- Life Extension Rider is not available.

ILLINOIS

-- Life Extension Rider is not available.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

-- ACSV Policy is not available.

MARYLAND

-- ACSV Policy is not available.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Term Insurance on Term Insurance Rider--This rider ends at age 98.

-- Life Extension Rider is not available.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

MICHIGAN

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

-- Free Look--You can return the policy to any of our registered representatives.

MONTANA

-- Variable Universal Life Provider--Is always issued on a unisex basis in Montana. Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

-- Free Look--You can return the policy to any of our registered representatives.

NEW JERSEY

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- ACSV is not available.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Spouse's Paid-Up Insurance Purchase Option--This rider is not available.

-- Life Extension Rider is not available.

NORTH CAROLINA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- The state tax is referred to as a "Tax Charge Back." The rate may not be changed for the life of the policy.

-- Free Look--You can return the policy to any of our registered representatives.

PENNSYLVANIA

-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the cash value.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Life Extension Rider is not available.

-- No Lapse Guarantee is not available.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

-- Free Look--You can return the policy to any of our registered representatives.

WASHINGTON

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2004

                                      FOR

                        VARIABLE UNIVERSAL LIFE PROVIDER

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life Provider ("VUL Provider") prospectus. You should read the SAI in conjunction with the current VUL Provider prospectus dated May 1, 2004 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at 1-800-598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in the SAI have the same meaning as in the current VUL Provider prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information and History.............................    2
Additional Information about the Operation of the
  Policies..................................................    2
Sales and Other Agreements..................................   15
Underwriting a Policy.......................................   15
Additional Information about Charges........................   16
Loans.......................................................   20
Surrender of Your Policy....................................   20
Financial Statements........................................   20
NYLIAC & Separate Account Financial Statements..............  F-1

     VUL PROVIDER IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The VUL Provider prospectus and SAI describe flexible premium variable universal life insurance policies which NYLIAC issues.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are applied automatically to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
        -- MainStay VP Bond--Initial Class
        -- MainStay VP Capital Appreciation--Initial Class
        -- MainStay VP Cash Management
        -- MainStay VP Common Stock--Initial Class (formerly MainStay VP Growth
           Equity)
        -- MainStay VP Convertible--Initial Class
        -- MainStay VP Government--Initial Class
        -- MainStay VP High Yield Corporate Bond--Initial Class
        -- MainStay VP International Equity--Initial Class

        -- MainStay VP Mid Cap Core--Initial Class
        -- MainStay VP Mid Cap Growth--Initial Class
        -- MainStay VP Mid Cap Value--Initial Class (formerly MainStay VP Equity
           Income)
        -- MainStay VP S&P 500 Index--Initial Class (formerly MainStay VP
           Indexed Equity)
        -- MainStay VP Small Cap Growth--Initial Class
        -- MainStay VP Total Return--Initial Class
        -- MainStay VP Value--Initial Class
        -- MainStay VP American Century Income & Growth--Initial Class
        -- MainStay VP Dreyfus Large Company Value--Initial Class
        -- MainStay VP Eagle Asset Management Growth Equity--Initial Class

     The Alger American Fund
        -- Alger American Small Capitalization--Class O Shares

     Calvert Variable Series, Inc.
        -- Calvert Social Balanced

     Dreyfus Investment Portfolios
        -- Dreyfus IP Technology Growth--Initial Shares

     Fidelity Variable Insurance Products Fund
        -- Fidelity(R) VIP Contrafund(R)--Initial Class
        -- Fidelity(R) VIP Equity-Income--Initial Class

     Janus Aspen Series
        -- Janus Aspen Series Balanced--Institutional Shares
        -- Janus Aspen Series Worldwide Growth--Institutional Shares

     T.Rowe Price Equity Series, Inc.
        -- T.Rowe Price Equity Income Portfolio

     The Universal Institutional Funds, Inc.
        -- Van Kampen UIF Emerging Markets Equity--Class I

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. Investment Divisions may be added or deleted when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the face amount of your policy (face amount increases are not allowed on ACSV policies for the first ten years) if all of the following conditions are met:

     -- the Primary Insured is still living;

     -- the Primary Insured is age 65 or younger;

     -- the increase you are requesting is at least $5000 or more;

     -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and;

     -- you submit a written application signed by the insured along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.

     You can request a decrease in the face amount of your policy if both of the following conditions are met:

     -- the insured is still living; and

     -- the decrease you are requesting will not reduce the policy's face amount below the minimum face amount.

     We may limit any decrease in the face amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Guaranteed Insurability Rider
     Insurance Exchange Rider
     Life Extension Benefit Rider
     Living Benefits Rider
     Monthly Deduction Waiver Rider
     Spouse's Paid-Up Insurance Purchase Option Rider
     Term Insurance Benefit Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     -- GUARANTEED INSURABILITY RIDER

     Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43 and
46. An alternative option date is the Monthly Deduction Day on or following the date which is three months after any of these events:

     -- the marriage of the Primary Insured;

     -- the birth of a living child to the Primary Insured; or

     -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE             MULTIPLE
   ------------             --------
18-21                5 times face amount
22-37                2 times face amount
38-43                1 times face amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events which trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

     -- INSURANCE EXCHANGE RIDER

     When an exchange is made to a new policy the cash value of your policy will be transferred to the new policy and become the cash value for the new policy. However, the cash surrender value under the new policy may be different since surrender charges will be based on the new insured's age and gender.

     The maximum face amount of the new policy is the lesser of the face amount of the original policy on the Policy Date or the face amount of the original policy on the date of the exchange.

     Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

        (1) If the cash surrender value of the new policy will exceed the cash surrender value of the original policy, then a payment equal to 103% of the difference between these two values is required.

        (2) If the cash surrender value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

     This payment will be treated as a premium payment and will be applied to your policy.

     The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy's classification as a modified endowment contract, as discussed above. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

     -- LIFE EXTENSION BENEFIT RIDER

     The cost of this rider is calculated as a monthly per thousand charge for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy's cash value on each Monthly Deduction Day and continuing until the policy anniversary on which the insured is age 100. If the policy is still in effect when the insured is age 100, the assets of the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.

     You can cancel this rider by sending us a signed written notice. This rider will end on the next Monthly Deduction Day following receipt of your request.

     -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75% or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

     -- MONTHLY DEDUCTION WAIVER RIDER

     You must provide proof that the insured has been totally disabled for at least six consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the insured is age 65.

     We will not waive the monthly deduction charges for any disability which begins on or after the policy anniversary on which the insured is age 65.

     In the event of the total disability (as defined in the rider), we will waive the following deductions from cash value on each Monthly Deduction Day:

        -- the monthly cost of insurance for the base policy;

        -- the monthly cost of riders, if any;

        -- the monthly contract charge;

        -- the monthly per thousand charge, if any; and

        -- the monthly mortality and expense risk charge.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER

     The maximum face amount of the spouse's new paid-up whole life policy is the lesser of:

        -- The maximum amount of the Policy Proceeds payable under this policy;
           or

        -- $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

     -- TERM INSURANCE BENEFIT RIDER

     The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Insured dies. The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Insured is age 100.

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2500. We will suspend this feature automatically if the Cash Value is less than $2000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     -- AUTOMATIC ASSET REALLOCATION

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th and 31st. To elect this feature, the minimum cash value you must have allocated to the Separate Account is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions for this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at:
Madison Square Station, P.O. Box 922, New York, NY 10159. NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     -- INTEREST SWEEP

     You can choose to make interest sweep transfers if the amount in the Fixed Account is at least $2500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at the VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request.

                        LIFE INSURANCE BENEFIT EXAMPLES
                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1
                        LIFE INSURANCE BENEFIT OPTION 2

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   50,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  107,500
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  107,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   45,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        337%        337%
(4) Cash Value multiplied
    by 7702 Percentage....  $   84,250  $  151,650
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  151,650

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   90,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  193,500
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  140,000  $  193,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   45,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        337%        337%
(4) Cash Value multiplied
    by 7702 Percentage....  $   84,250  $  151,650
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  125,000  $  151,650

                        LIFE INSURANCE BENEFIT OPTION 3

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Adjusted Total
    Premium...............  $   25,000  $   25,000
(3) Cash Value............  $   50,000  $   75,000
(4) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(5) Cash Value multiplied
    by 7702 Percentage....  $  107,500  $  161,250
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)...............  $  125,000  $  161,250

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Adjusted Total
    Premium...............  $   20,000  $   20,000
(3) Cash Value............  $   30,000  $   40,000
(4) IRC Section 7702
    Percentage on Date of
    Death.................        337%        337%
(5) Cash Value multiplied
    by 7702 Percentage....  $  101,100  $  134,800
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)...............  $  120,000  $  134,800


                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000



 CHANGE FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,150,000

 CHANGE FROM OPTION 3 TO OPTION 1

 Adjusted Total Premium                                                $100,000

 Cash Value                                                            $150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 + 100,000)                                             $1,100,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000



 CHANGE FROM OPTION 3 TO OPTION 2

 Cash Value is greater than Adjusted Total Premium

 Adjusted Total Premium                                                $100,000

 Cash Value                                                            $200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 - 100,000)                                               $900,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000

 CHANGE FROM OPTION 3 TO OPTION 2

 Cash Value is less than Adjusted Total Premium

 Adjusted Total Premium                                                $250,000

 Cash Value                                                            $200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 + 50,000)                                              $1,050,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,250,000

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, NJ 07054-1057. It does not receive a fee for this service.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors are as follows:

        Commissions will not exceed 50% of the premiums paid up to a policy's commission target premium, plus 3.0% of premiums paid in excess of such amount.

     Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer in connection with the sale of policies. Purchasers of these policies are informed prior to purchase of any applicable special arrangement.

     The total commissions paid during the fiscal year ended 2003 was $874,404. NYLIFE Distributors LLC didn't retain any of these fees.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The policies are sold and premium payments are accepted on a continuous basis.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are:
(i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's face amount of coverage is increased, premiums and cash values are allocated among the original and the incremental contracts based upon their relative surrender charges. For monthly deductions, cash values are allocated based on the earliest layer(s) of coverage first.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges can impact a policy.

                                    EXAMPLE

     This example assumes a male insured, issue age 40, preferred rating, a scheduled annual premium of $10,000, an initial face amount of $400,000, and a selection of life insurance benefit option 2 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.16% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM                                       $10,000.00        You choose the amount of premium you intend to
  Less sales expense charge(1)                    543.85        pay and the frequency with which you intend to
  Less state tax charge (2%)                      200.00        make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 125.00        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $ 9,131.15        We allocate your net premium to the Investment
  Plus net investment performance (earned                       Divisions and/or the Fixed Account based on your
       from the Investment Divisions                            instructions.
       and/or the Fixed Account)
                                                  438.33
  Less total annual monthly contract
        charge(2)                                   360.00
  Less total annual monthly cost of
       insurance charge (varies monthly)
  Less total annual monthly cost of                 425.76
       riders(3)
                                                      0.00
  Less total annual Mortality and Expense
       Risk Charge (based on cash value
       allocated to the Separate
       Account)(4)                                 61.56
  Less monthly per thousand face amount
       charge                                     336.00
------------------------------------------
CASH VALUE                                    $ 8,386.15        Cash value may be used to determine the amount
  Less surrender charge(5)                                      of your Life Insurance Benefit as well as the
        (if applicable)                         5,000.00        cash surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                face amount decrease, partial withdrawal or full
                                                                surrender in the first ten Policy Years or
                                                                within ten years after you increase the face
                                                                amount.
------------------------------------------
CASH SURRENDER VALUE                          $ 3,386.15        The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(3) This example assumes you have not chosen any riders.
(4) For details about how we calculate the mortality and expense risk charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to the Table of Fees and Expenses in the prospectus.

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the monthly per thousand face amount charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

CHARGES FOR TAXES

     We impose a Federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Internal Revenue Code ("IRC") Section 848 in connection with our receipt of premiums. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     -- Charges in Policy Years 1-10--The Surrender Charge we deduct is the lesser of 1 or 2:

        1. 50% of the total premiums you have paid under the policy; or

        2. A percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or decrease the face amount of your policy is described below.

                       PERCENTAGE
  POLICY YEAR           APPLIED
  -----------       ----------------
       1                  100%
       2                   95%
       3                   89%
       4                   84%
       5                   78%
       6                   73%
       7                   67%
       8                   60%
       9                   54%
      10                   47%

     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the face amount of the policy, and
              (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 89% of the Surrender Charge Premium ($11,549) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

     -- Additional Contract Charge on a Surrender or Lapse in the First Policy
        Year--If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge also will apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals
        (a-b) x c where:

        a = the monthly contract charge for the first Policy Year;

        b = the monthly charge for subsequent Policy Years; and

        c = the number of Monthly Deduction Days which fall during the first
            Policy Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

     This charge will not exceed $220.

     -- Surrender Charge Schedule After Face Amount Increases--If you increase your policy's face amount (other than the increase that results from a change in your Life Insurance Benefit option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's age on the most recent policy anniversary at the time of the increase. The original surrender charge schedule will continue to apply to the original face amount of your policy. If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

        (1) based on the surrender charge associated with the last increase in face amount;

        (2) based on each prior increase, in the reverse order in which the increases occurred; and

        (3) based on the initial face amount.

     -- Surrender Charges on Face Amount Decreases--If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     -- Partial Withdrawal Surrender Charge--If the partial withdrawal
        (including a periodic partial withdrawal) results in a decrease to your policy's face amount, we will deduct a surrender charge (as described above).

     -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

                           DEDUCTIONS FROM CASH VALUE

CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by multiplying the monthly cost of insurance rate which applies to the insured at that time by the net amount at risk on the Monthly Deduction Day and adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting). The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge based on the cash value allocated to the Separate Account as of that day. This charge varies based on the cash value in the Separate Account and the policy duration. This charge will never be more than, on an annual basis, 1.0% of the cash value in the Separate Account. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

MONTHLY CONTRACT FEE

     On each Monthly Deduction Day, we deduct a contract fee. In policy year 1, this fee will not exceed $35 per month. In policy years 2 and beyond, this fee will not exceed $15 per month.

PER THOUSAND CHARGE

     On each Monthly Deduction Day, we deduct a per thousand face amount charge that is guaranteed not to exceed $0.07 per $1,000 of coverage.

                                     LOANS

     You can borrow up to the greater of:

         I. 90% of the Cash Surrender Value of your policy less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or

        II. ((100% - a) X b) - c, where:

          a = the current loan interest rate;

          b = the policy's Cash Surrender Value; and

          c = the sum of three months of Monthly Deductions.

     Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 4%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                            MAINSTAY VP
                                                           MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                              BOND--       APPRECIATION--        CASH
                                                          INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 24,864,355     $220,379,520     $ 34,641,909

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         32,446          326,560           44,569
    Administrative charges..............................          3,618           44,472            4,488
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 24,828,291     $220,008,488     $ 34,592,852
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $ 14,431,994     $171,099,703     $ 16,841,465
    Group 2 Policies....................................      8,490,652       46,870,502       13,640,160
    Group 3 Policies....................................        291,834          170,540        1,679,864
    Group 4 Policies....................................      1,613,811        1,867,743        2,431,363
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 24,828,291     $220,008,488     $ 34,592,852
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      18.26     $      18.95     $       1.40
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      13.48     $       7.15     $       1.11
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      11.48     $       9.05     $       1.03
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.20     $      10.15     $       1.01
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 25,024,090     $235,116,176     $ 34,642,821
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      MAINSTAY VP                       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH          HIGH YIELD         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--      CORPORATE BOND--      EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------
     $ 26,117,095     $ 17,187,853     $ 19,849,146     $ 87,768,448      $ 70,036,752      $197,682,297     $ 12,459,513

           32,489           21,336           26,623          127,533            92,512           279,563           16,978
            2,359            2,411            3,132           15,745            11,587            34,575            2,144
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
     $ 26,082,247     $ 17,164,106     $ 19,819,391     $ 87,625,170      $ 69,932,653      $197,368,159     $ 12,440,391
     ============     ============     ============     ============      ============      ============     ============
     $  9,403,083     $  4,360,560     $ 12,095,000     $ 60,036,275      $ 47,585,197      $133,315,048     $  8,604,740
       14,679,546        5,632,215        5,948,635       25,743,072        18,335,203        56,757,278        3,309,526
          208,669               --          120,222          180,661           410,780           410,204               --
        1,790,949        1,813,661        1,655,534        1,665,162         3,601,473         6,885,629          526,125
               --        5,357,670               --               --                --                --               --
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
     $ 26,082,247     $ 17,164,106     $ 19,819,391     $ 87,625,170      $ 69,932,653      $197,368,159     $ 12,440,391
     ============     ============     ============     ============      ============      ============     ============
     $      17.58     $      10.72     $      17.18     $      24.50      $      21.84      $      27.26     $      16.15
     ============     ============     ============     ============      ============      ============     ============
     $      12.33     $      10.76     $      13.19     $       9.21      $      13.95      $       8.93     $       9.92
     ============     ============     ============     ============      ============      ============     ============
     $      11.57     $         --     $      11.08     $       9.24      $      14.00      $      10.06     $         --
     ============     ============     ============     ============      ============      ============     ============
     $      11.67     $      10.84     $      10.87     $      10.57      $      13.36      $      10.95     $      11.96
     ============     ============     ============     ============      ============      ============     ============
     $ 25,129,779     $ 15,169,539     $ 20,274,694     $108,135,975      $ 69,032,561      $192,035,777     $ 11,065,605
     ============     ============     ============     ============      ============      ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             MID CAP          MID CAP         SMALL CAP
                                                              CORE--          GROWTH--         GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  9,355,853     $ 12,298,880     $ 13,658,166

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         12,799           15,064           17,116
    Administrative charges..............................          1,811            1,814            1,999
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,341,243     $ 12,282,002     $ 13,639,051
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  1,678,427     $  2,810,267     $  3,240,196
    Group 2 Policies....................................      1,639,726        3,516,693        4,170,099
    Group 3 Policies....................................             --               --               --
    Group 4 Policies....................................        565,860        1,304,015        1,337,175
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...      5,457,230        4,651,027        4,891,581
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,341,243     $ 12,282,002     $ 13,639,051
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      10.91     $       9.30     $       9.78
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      11.04     $       9.68     $      10.04
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $          -     $         --
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.63     $      10.85     $      11.58
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  8,216,520     $ 11,529,115     $ 12,181,711
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                     MAINSTAY VP                     MAINSTAY VP
                                      AMERICAN       MAINSTAY VP     EAGLE ASSET        ALGER             ALGER
     MAINSTAY VP                       CENTURY      DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN
        TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH         LEVERAGED           SMALL
      RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES
    -----------------------------------------------------------------------------------------------------------------
    $ 55,226,260    $ 57,736,613    $  5,234,411    $  5,750,811    $ 16,355,897     $     38,473      $ 25,826,225

          80,626          81,196           5,897           6,816          20,188               --            35,449
          11,009          10,518             307             305             801               --             3,716
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 55,134,625    $ 57,644,899    $  5,228,207    $  5,743,690    $ 16,334,908     $     38,473      $ 25,787,060
    ============    ============    ============    ============    ============     ============      ============
    $ 42,608,728    $ 40,618,306    $  1,371,311    $  1,238,330    $  3,206,524     $         --      $ 14,285,683
      11,609,595      14,264,805       3,183,048       4,035,118      12,282,782               --        10,176,927
           2,560         736,460         350,403          63,156         190,989           38,473           894,097
         913,742       2,025,328         323,445         407,086         654,613               --           430,353
              --              --              --              --              --               --                --
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 55,134,625    $ 57,644,899    $  5,228,207    $  5,743,690    $ 16,334,908     $     38,473      $ 25,787,060
    ============    ============    ============    ============    ============     ============      ============
    $      19.59    $      19.78    $       8.72    $       9.56    $       6.95     $         --      $       9.15
    ============    ============    ============    ============    ============     ============      ============
    $       9.57    $      11.81    $       9.07    $      10.18    $       9.41     $         --      $       6.90
    ============    ============    ============    ============    ============     ============      ============
    $      10.23    $      10.11    $      10.52    $      10.56    $       9.30     $      11.92      $      10.82
    ============    ============    ============    ============    ============     ============      ============
    $      10.84    $      10.31    $      11.14    $      10.64    $      10.54     $         --      $      11.77
    ============    ============    ============    ============    ============     ============      ============
    $ 60,081,128    $ 57,311,547    $  4,909,114    $  5,410,083    $ 16,922,349     $     35,702      $ 22,076,096
    ============    ============    ============    ============    ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                             AMERICAN          AMERICAN
                                                            CENTURY VP        CENTURY VP        CALVERT
                                                          INTERNATIONAL--      VALUE--           SOCIAL
                                                             CLASS II          CLASS II         BALANCED
                                                          -------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    207,774      $    188,547     $  3,278,964

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --                --            4,450
    Administrative charges..............................             --                --              377
                                                           ------------      ------------     ------------
      Total net assets..................................   $    207,774      $    188,547     $  3,274,137
                                                           ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $         --     $  1,377,107
    Group 2 Policies....................................             --                --        1,712,312
    Group 3 Policies....................................        207,774           188,547               --
    Group 4 Policies....................................             --                --          184,718
                                                           ------------      ------------     ------------
      Total net assets..................................   $    207,774      $    188,547     $  3,274,137
                                                           ============      ============     ============
    Group 1 variable accumulation unit value............   $         --      $         --     $      14.04
                                                           ============      ============     ============
    Group 2 variable accumulation unit value............   $         --      $         --     $       9.93
                                                           ============      ============     ============
    Group 3 variable accumulation unit value............   $      11.98      $      12.68     $         --
                                                           ============      ============     ============
    Group 4 variable accumulation unit value............   $         --      $         --     $      11.11
                                                           ============      ============     ============
Identified Cost of Investment...........................   $    201,121      $    162,277     $  3,316,031
                                                           ============      ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                   FIDELITY(R)
                                                             FIDELITY(R)                                               VIP
      DREYFUS IP       DREYFUS VIF        FIDELITY(R)            VIP           FIDELITY(R)       FIDELITY(R)       INVESTMENT
      TECHNOLOGY        DEVELOPING            VIP              EQUITY-             VIP               VIP              GRADE
       GROWTH--         LEADERS--       CONTRAFUND(R)--       INCOME--          GROWTH--         INDEX 500--         BOND--
    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $  4,211,651      $    135,273       $ 93,045,563      $ 37,212,656      $    257,508      $    613,343      $     89,115

            4,414                --            131,383            50,623                --                --                --
              358                --             15,365             5,745                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  4,206,879      $    135,273       $ 92,898,815      $ 37,156,288      $    257,508      $    613,343      $     89,115
     ============      ============       ============      ============      ============      ============      ============
     $  1,632,571      $         --       $ 59,023,803      $ 22,122,234      $         --      $         --      $         --
        1,884,165                --         30,734,304        12,852,763                --                --                --
           53,163           135,273            640,658           732,493           257,508           613,343            89,115
          636,980                --          2,500,050         1,448,798                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  4,206,879      $    135,273       $ 92,898,815      $ 37,156,288      $    257,508      $    613,343      $     89,115
     ============      ============       ============      ============      ============      ============      ============
     $       8.81      $         --       $      18.94      $      16.76      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $       9.13      $         --       $      11.08      $      11.57      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $      11.51      $      12.75       $      11.48      $      11.17      $       9.05      $       9.74      $      10.70
     ============      ============       ============      ============      ============      ============      ============
     $      11.59      $         --       $      11.47      $      11.09      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $  3,613,081      $    103,483       $ 89,931,275      $ 35,599,045      $    223,309      $    543,514      $     86,817
     ============      ============       ============      ============      ============      ============      ============


      FIDELITY(R)
          VIP
       MID CAP--
     INITIAL CLASS
     -------------
     $    631,987
               --
               --
     ------------
     $    631,987
     ============
     $         --
               --
          631,987
               --
     ------------
     $    631,987
     ============
     $         --
     ============
     $         --
     ============
     $      12.89
     ============
     $         --
     ============
     $    498,268
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                                              JANUS ASPEN
                                                                                SERIES          JANUS ASPEN
                                                            FIDELITY(R)         MID CAP           SERIES
                                                                VIP            GROWTH--         BALANCED--
                                                            OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
                                                           INITIAL CLASS        SHARES            SHARES
                                                          ---------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    508,761      $     27,243      $ 94,956,965

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --                --           128,178
    Administrative charges..............................             --                --            11,220
                                                           ------------      ------------      ------------
      Total net assets..................................   $    508,761      $     27,243      $ 94,817,567
                                                           ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $         --      $ 43,233,819
    Group 2 Policies....................................             --                --        47,915,840
    Group 3 Policies....................................        508,761            27,243           245,742
    Group 4 Policies....................................             --                --         3,422,166
                                                           ------------      ------------      ------------
      Total net assets..................................   $    508,761      $     27,243      $ 94,817,567
                                                           ============      ============      ============
    Group 1 variable accumulation unit value............   $         --      $         --      $      19.97
                                                           ============      ============      ============
    Group 2 variable accumulation unit value............   $         --      $         --      $      11.27
                                                           ============      ============      ============
    Group 3 variable accumulation unit value............   $      11.29      $      10.41      $      10.72
                                                           ============      ============      ============
    Group 4 variable accumulation unit value............   $         --      $         --      $      10.80
                                                           ============      ============      ============
Identified Cost of Investment...........................   $    418,977      $     24,621      $ 97,141,652
                                                           ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

      JANUS ASPEN
        SERIES            MFS(R)            MFS(R)                             NEUBERGER          T. ROWE           T. ROWE
       WORLDWIDE         INVESTORS            NEW             MFS(R)            BERMAN             PRICE             PRICE
       GROWTH--            TRUST           DISCOVERY         UTILITIES            AMT             EQUITY           LIMITED-
     INSTITUTIONAL       SERIES--          SERIES--          SERIES--           MID-CAP           INCOME           TERM BOND
        SHARES         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        GROWTH           PORTFOLIO         PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------------------
     $ 94,587,824      $     54,254      $     21,801      $      4,559      $     39,221      $ 21,010,128      $    269,221

          134,804                --                --                --                --            24,337                --
           13,686                --                --                --                --             1,507                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 94,439,334      $     54,254      $     21,801      $      4,559      $     39,221      $ 20,984,284      $    269,221
     ============      ============      ============      ============      ============      ============      ============
     $ 51,896,963      $         --      $         --      $         --      $         --      $  6,156,014      $         --
       40,827,087                --                --                --                --        12,401,933                --
          185,236            54,254            21,801             4,559            39,221           662,487           269,221
        1,530,048                --                --                --                --         1,763,850                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 94,439,334      $     54,254      $     21,801      $      4,559      $     39,221      $ 20,984,284      $    269,221
     ============      ============      ============      ============      ============      ============      ============
     $      15.33      $         --      $         --      $         --      $         --      $      11.92      $         --
     ============      ============      ============      ============      ============      ============      ============
     $       8.35      $         --      $         --      $         --      $         --      $      12.05      $         --
     ============      ============      ============      ============      ============      ============      ============
     $       9.46      $       9.63      $      10.54      $      12.87      $      10.42      $      10.85      $      10.52
     ============      ============      ============      ============      ============      ============      ============
     $      10.15      $         --      $         --      $         --      $         --      $      10.92      $         --
     ============      ============      ============      ============      ============      ============      ============
     $128,101,741      $     56,947      $     20,692      $      3,784      $     35,973      $ 18,878,113      $    271,611
     ============      ============      ============      ============      ============      ============      ============


         VAN ECK
        WORLDWIDE
          HARD
         ASSETS
     ---------------
      $      4,398
                --
                --
      ------------
      $      4,398
      ============
      $         --
                --
             4,398
                --
      ------------
      $      4,398
      ============
      $         --
      ============
      $         --
      ============
      $      11.38
      ============
      $         --
      ============
      $      3,866
      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                           VAN KAMPEN      VAN KAMPEN       VAN KAMPEN
                                                          UIF EMERGING    UIF EMERGING       UIF U.S.
                                                            MARKETS         MARKETS            REAL
                                                             DEBT--         EQUITY--         ESTATE--
                                                            CLASS I         CLASS I          CLASS I
                                                          ----------------------------------------------
ASSETS:
  Investment at net asset value.........................  $    20,099     $ 16,884,613     $      3,580

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................           --           23,812               --
    Administrative charges..............................           --            2,557               --
                                                          ------------    ------------     ------------
      Total net assets..................................  $    20,099     $ 16,858,244     $      3,580
                                                          ============    ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................  $        --     $  9,762,021     $         --
    Group 2 Policies....................................           --        6,723,627               --
    Group 3 Policies....................................       20,099            2,042            3,580
    Group 4 Policies....................................           --          370,554               --
                                                          ------------    ------------     ------------
      Total net assets..................................  $    20,099     $ 16,858,244     $      3,580
                                                          ============    ============     ============
    Group 1 variable accumulation unit value............  $        --     $      11.00     $         --
                                                          ============    ============     ============
    Group 2 variable accumulation unit value............  $        --     $      11.29     $         --
                                                          ============    ============     ============
    Group 3 variable accumulation unit value............  $     10.94     $      12.09     $      12.00
                                                          ============    ============     ============
    Group 4 variable accumulation unit value............  $        --     $      12.42     $         --
                                                          ============    ============     ============
Identified Cost of Investment...........................  $    18,427     $ 12,967,554     $      3,255
                                                          ============    ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


                                                          MAINSTAY VP                                        MAINSTAY VP
                                         MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP         EQUITY
                                            BOND--       APPRECIATION--        CASH        CONVERTIBLE--       INCOME--
                                        INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income....................... $   1,019,229    $     433,393    $     257,326    $     541,600    $     146,281
 Mortality and expense risk charges....      (127,851)      (1,072,537)        (187,232)        (107,673)         (66,163)
 Administrative charges................       (14,553)        (147,370)         (19,593)          (7,934)          (7,686)
                                        -------------    -------------    -------------    -------------    -------------
     Net investment income (loss)......       876,825         (786,514)          50,501          425,993           72,432
                                        -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     3,450,222        5,018,554       58,602,652          931,019        1,086,348
 Cost of investments sold..............    (3,235,066)      (6,457,445)     (58,603,607)      (1,175,523)      (1,179,486)
                                        -------------    -------------    -------------    -------------    -------------
     Net realized gain (loss) on
       investments.....................       215,156       (1,438,891)            (955)        (244,504)         (93,138)
 Realized gain distribution received...       609,025               --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......      (801,095)      46,732,604             (834)       4,079,420        3,518,887
                                        -------------    -------------    -------------    -------------    -------------
     Net gain (loss) on investments....        23,086       45,293,713           (1,789)       3,834,916        3,425,749
                                        -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) in net
        assets resulting from
        operations..................... $     899,911    $  44,507,199    $      48,712    $   4,260,909    $   3,498,181
                                        =============    =============    =============    =============    =============

                                                                                                             MAINSTAY VP
                                                                                                               AMERICAN
                                         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                           MID CAP         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                           GROWTH--         GROWTH--         RETURN--         VALUE--          GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income....................... $          --    $          --    $     959,599    $     778,786    $      65,637
 Mortality and expense risk charges....       (40,047)         (46,684)        (282,773)        (261,822)         (17,759)
 Administrative charges................        (5,003)          (5,660)         (39,092)         (34,467)            (891)
                                        -------------    -------------    -------------    -------------    -------------
     Net investment income (loss)......       (45,050)         (52,344)         637,734          482,497           46,987
                                        -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....       463,921          858,935        3,148,776        2,587,228          146,973
 Cost of investments sold..............      (521,868)        (882,736)      (3,168,152)      (3,218,256)        (188,110)
                                        -------------    -------------    -------------    -------------    -------------
     Net realized gain (loss) on
       investments.....................       (57,947)         (23,801)         (19,376)        (631,028)         (41,137)
 Realized gain distribution received...            --               --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......     2,929,943        3,263,793        8,056,658       11,991,950        1,015,362
                                        -------------    -------------    -------------    -------------    -------------
     Net gain (loss) on investments....     2,871,996        3,239,992        8,037,282       11,360,922          974,225
                                        -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) in net
        assets resulting from
        operations..................... $   2,826,946    $   3,187,648    $   8,675,016    $  11,843,419    $   1,021,212
                                        =============    =============    =============    =============    =============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.

(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.

(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.

(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
    $     930,046    $     820,647    $   4,628,603    $   2,335,984    $     196,929    $      33,515
         (111,067)        (412,983)        (298,987)        (900,542)         (51,918)         (38,457)
          (13,129)         (51,558)         (38,067)        (112,864)          (6,706)          (5,563)
    -------------    -------------    -------------    -------------    -------------    -------------
          805,850          356,106        4,291,549        1,322,578          138,305          (10,505)
    -------------    -------------    -------------    -------------    -------------    -------------
        5,689,728        3,268,836        4,721,351        6,982,568       20,980,239          180,028
       (5,294,962)      (5,661,037)      (5,679,068)      (8,006,068)     (19,887,205)        (196,844)
    -------------    -------------    -------------    -------------    -------------    -------------
          394,766       (2,392,201)        (957,717)      (1,023,500)       1,093,034          (16,816)
               --               --               --               --               --               --
         (958,137)      19,497,925       12,948,268       40,421,525        1,479,703        2,166,680
    -------------    -------------    -------------    -------------    -------------    -------------
         (563,371)      17,105,724       11,990,551       39,398,025        2,572,737        2,149,864
    -------------    -------------    -------------    -------------    -------------    -------------
    $     242,479    $  17,461,830    $  16,282,100    $  40,720,603    $   2,711,042    $   2,139,359
    =============    =============    =============    =============    =============    =============

     MAINSTAY VP      MAINSTAY VP
       DREYFUS        EAGLE ASSET            ALGER               ALGER
        LARGE          MANAGEMENT          AMERICAN             AMERICAN          AMERICAN          AMERICAN
       COMPANY           GROWTH            LEVERAGED             SMALL           CENTURY VP        CENTURY VP
       VALUE--          EQUITY--           ALL CAP--        CAPITALIZATION--   INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS      CLASS O SHARES       CLASS O SHARES       CLASS II          CLASS II
    -----------------------------------------------------------------------------------------------------------
    $      40,147    $      24,743       $          --       $          --      $           3    $          19
          (20,305)         (64,466)                 --            (106,019)                --               --
             (923)          (2,600)                 --             (11,162)                --               --
    -------------    -------------       -------------       -------------      -------------    -------------
           18,919          (42,323)                 --            (117,181)                 3               19
    -------------    -------------       -------------       -------------      -------------    -------------
          303,290          638,932               5,047           1,082,689              1,572            1,809
         (406,294)      (1,093,641)             (4,383)         (1,222,111)            (1,357)          (1,580)
    -------------    -------------       -------------       -------------      -------------    -------------
         (103,004)        (454,709)                664            (139,422)               215              229
               --               --                  --                  --                 --               --
        1,150,595        3,682,736               3,410           7,294,458              6,659           26,286
    -------------    -------------       -------------       -------------      -------------    -------------
        1,047,591        3,228,027               4,074           7,155,036              6,874           26,515
    -------------    -------------       -------------       -------------      -------------    -------------
    $   1,066,510    $   3,185,704       $       4,074       $   7,037,855      $       6,877    $      26,534
    =============    =============       =============       =============      =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                      DREYFUS IP          DREYFUS VIF         FIDELITY(R)
                                                     CALVERT          TECHNOLOGY          DEVELOPING              VIP
                                                     SOCIAL            GROWTH--            LEADERS--        CONTRAFUND(R)--
                                                    BALANCED        INITIAL SHARES     INITIAL SHARES(A)     INITIAL CLASS
                                                 --------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income................................  $      58,216     $          --        $          35       $     323,503
 Mortality and expense risk charges.............        (15,240)           (9,882)                  --            (415,270)
 Administrative charges.........................         (1,293)             (718)                  --             (49,142)
                                                  -------------     -------------        -------------       -------------
     Net investment income (loss)...............         41,683           (10,600)                  35            (140,909)
                                                  -------------     -------------        -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments..............        451,934           529,098                5,099           2,409,363
 Cost of investments sold.......................       (597,135)         (601,400)              (4,472)         (3,122,828)
                                                  -------------     -------------        -------------       -------------
     Net realized gain (loss) on investments....       (145,201)          (72,302)                 627            (713,465)
 Realized gain distribution received............             --                --                   --                  --
 Change in unrealized appreciation
   (depreciation) on investments................        612,700           882,983               31,791          20,053,173
                                                  -------------     -------------        -------------       -------------
     Net gain (loss) on investments.............        467,499           810,681               32,418          19,339,708
                                                  -------------     -------------        -------------       -------------
       Net increase (decrease) in net assets
        resulting from operations...............  $     509,182     $     800,081        $      32,453       $  19,198,799
                                                  =============     =============        =============       =============

                                                                     JANUS ASPEN                              MFS(R)
                                                   JANUS ASPEN          SERIES            MFS(R)               NEW
                                                     SERIES           WORLDWIDE          INVESTORS          DISCOVERY
                                                   BALANCED--          GROWTH--            TRUST             SERIES--
                                                  INSTITUTIONAL     INSTITUTIONAL        SERIES--            INITIAL
                                                     SHARES             SHARES         INITIAL CLASS        SHARES(D)
                                                 -------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income................................  $   1,918,500     $     886,059      $         325      $          --
 Mortality and expense risk charges.............       (446,867)         (430,142)                --                 --
 Administrative charges.........................        (39,830)          (44,533)                --                 --
                                                  -------------     -------------      -------------      -------------
     Net investment income (loss)...............      1,431,803           411,384                325                 --
                                                  -------------     -------------      -------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments..............      3,639,769         3,457,221              2,099                164
 Cost of investments sold.......................     (3,806,641)       (6,636,318)            (2,525)              (159)
                                                  -------------     -------------      -------------      -------------
     Net realized gain (loss) on investments....       (166,872)       (3,179,097)              (426)                 5
 Realized gain distribution received............             --                --                 --                 --
 Change in unrealized appreciation
   (depreciation) on investments................      9,568,785        20,369,394             10,066              1,109
                                                  -------------     -------------      -------------      -------------
     Net gain (loss) on investments.............      9,401,913        17,190,297              9,640              1,114
                                                  -------------     -------------      -------------      -------------
       Net increase (decrease) in net assets
        resulting from operations...............  $  10,833,716     $  17,601,681      $       9,965      $       1,114
                                                  =============     =============      =============      =============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.

(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.

(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.

(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                                                            FIDELITY(R)                                           JANUS ASPEN
      FIDELITY(R)                                               VIP                                                 SERIES
          VIP           FIDELITY(R)       FIDELITY(R)       INVESTMENT        FIDELITY(R)       FIDELITY(R)         MID CAP
        EQUITY-             VIP               VIP              GRADE              VIP               VIP            GROWTH--
       INCOME--          GROWTH--         INDEX 500--         BOND--           MID CAP--        OVERSEAS--       INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------------------------
     $     474,226     $         300     $       2,112     $       2,772     $       2,052     $         126     $          --
          (156,909)               --                --                --                --                --                --
           (18,100)               --                --                --                --                --                --
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
           299,217               300             2,112             2,772             2,052               126                --
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
         1,541,944            97,126            72,185            60,041           191,361             9,104               344
        (1,917,488)         (149,909)          (99,085)          (60,306)         (209,082)           (7,809)             (355)
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
          (375,544)          (52,783)          (26,900)             (265)          (17,721)            1,295               (11)
                --                --                --               975                --                --                --
         8,160,845            81,553            93,938             1,435           166,314            90,002             2,661
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
         7,785,301            28,770            67,038             2,145           148,593            91,297             2,650
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
     $   8,084,518     $      29,070     $      69,150     $       4,917     $     150,645     $      91,423     $       2,650
     =============     =============     =============     =============     =============     =============     =============

                                                                                         VAN
                                                                                       KAMPEN            VAN             VAN
       MFS(R)                          T. ROWE         T. ROWE                           UIF         KAMPEN UIF        KAMPEN
      UTILITIES       NEUBERGER         PRICE           PRICE          VAN ECK        EMERGING        EMERGING           UIF
      SERIES--         BERMAN          EQUITY         LIMITED-        WORLDWIDE        MARKETS         MARKETS        U.S. REAL
       INITIAL        AMT MID-         INCOME         TERM BOND         HARD           DEBT--         EQUITY--        ESTATE--
      CLASS(A)       CAP GROWTH       PORTFOLIO       PORTFOLIO       ASSETS(E)      CLASS I(B)        CLASS I       CLASS I(C)
    -----------------------------------------------------------------------------------------------------------------------------
    $         80    $         --    $    271,562    $      6,740    $         --    $         --    $         --    $          --
              --              --         (72,536)             --              --              --         (65,831)              --
              --              --          (4,492)             --              --              --          (7,181)              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              80              --         194,534           6,740              --              --         (73,012)              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           1,464           1,605         851,819         100,289              69             129       1,136,236              344
          (1,377)         (1,894)       (924,588)        (98,293)            (63)           (124)     (1,362,001)            (318)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              87            (289)        (72,769)          1,996               6               5        (225,765)              26
              --              --              --             526              --              --              --               --
             775           4,365       3,621,208          (2,894)            532           1,672       5,481,429              324
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
             862           4,076       3,548,439            (372)            538           1,677       5,255,664              350
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $        942    $      4,076    $  3,742,973    $      6,368    $        538    $      1,677    $  5,182,652    $         350
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                          MAINSTAY VP                   MAINSTAY VP
                                                            BOND--                CAPITAL APPRECIATION--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003           2002
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    876,825   $    795,201   $   (786,514)  $ (1,046,371)
   Net realized gain (loss) on investments......       215,156         16,009     (1,438,891)   (17,909,594)
   Realized gain distribution received..........       609,025         18,759             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............      (801,095)       757,241     46,732,604    (51,462,147)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       899,911      1,587,210     44,507,199    (70,418,112)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,896,006      5,400,541     51,120,846     60,728,045
   Cost of insurance............................    (2,088,752)    (1,705,342)   (20,510,719)   (22,129,678)
   Policyowners' surrenders.....................    (1,530,458)      (832,790)    (9,680,674)    (9,122,762)
   Net transfers from (to) Fixed Account........       414,346       (777,493)    (3,384,419)    (5,121,057)
   Transfers between Investment Divisions.......      (260,676)     1,872,307     (3,824,291)    (6,568,982)
   Policyowners' death benefits.................       (64,348)       (37,586)      (360,461)      (271,936)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     2,366,118      3,919,637     13,360,282     17,513,630
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (981)        (1,734)       (53,098)       102,770
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     3,265,048      5,505,113     57,814,383    (52,801,712)
NET ASSETS:
   Beginning of year............................    21,563,243     16,058,130    162,194,105    214,995,817
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $24,828,291..  $ 21,563,243   $220,008,488   $162,194,105
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        CASH MANAGEMENT
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     50,501   $    347,895
   Net realized gain (loss) on investments......          (955)         2,227
   Realized gain distribution received..........            --            356
   Change in unrealized appreciation
     (depreciation) on investments..............          (834)           (53)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        48,712        350,425
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    14,413,998     14,399,746
   Cost of insurance............................    (3,574,234)    (3,686,302)
   Policyowners' surrenders.....................   (17,563,310)   (14,012,219)
   Net transfers from (to) Fixed Account........    11,767,263     (8,283,610)
   Transfers between Investment Divisions.......   (14,263,194)    (3,761,623)
   Policyowners' death benefits.................      (101,844)       (41,353)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    (9,321,321)   (15,385,361)
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (282)          (788)
                                                  ------------   ------------
       Increase (decrease) in net assets........    (9,272,891)   (15,035,724)
NET ASSETS:
   Beginning of year............................    43,865,743     58,901,467
                                                  ------------   ------------
   End of year..................................  $ 34,592,852   $ 43,865,743
                                                  ============   ============

                                                          MAINSTAY VP
                                                          HIGH YIELD                    MAINSTAY VP
                                                       CORPORATE BOND--              INDEXED EQUITY--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003           2002
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  4,291,549   $  4,125,970   $  1,322,578   $  1,049,559
   Net realized gain (loss) on investments......      (957,717)    (1,614,806)    (1,023,500)    (5,592,175)
   Realized gain distribution received..........            --             --             --        449,921
   Change in unrealized appreciation
     (depreciation) on investments..............    12,948,268     (2,047,603)    40,421,525    (33,398,038)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    16,282,100        463,561     40,720,603    (37,490,733)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    11,052,809      9,784,242     45,120,156     49,809,832
   Cost of insurance............................    (4,827,998)    (4,056,216)   (16,039,774)   (16,371,136)
   Policyowners' surrenders.....................    (2,038,068)    (1,731,811)    (7,577,716)    (6,626,214)
   Net transfers from (to) Fixed Account........       315,804      1,354,861     (1,173,887)     1,384,493
   Transfers between Investment Divisions.......     7,276,018        989,343       (568,212)    (4,499,690)
   Policyowners' death benefits.................      (170,065)       (83,568)      (263,220)      (163,894)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........    11,608,500      6,256,851     19,497,347     23,533,391
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...       (22,117)         1,609        (46,828)        64,675
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    27,868,483      6,722,021     60,171,122    (13,892,667)
NET ASSETS:
   Beginning of year............................    42,064,170     35,342,149    137,197,037    151,089,704
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 69,932,653   $ 42,064,170   $197,368,159   $137,197,037
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                    INTERNATIONAL EQUITY--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    138,305   $     60,953
   Net realized gain (loss) on investments......     1,093,034        (66,155)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     1,479,703       (245,060)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     2,711,042       (250,262)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     2,159,627      1,797,352
   Cost of insurance............................      (809,522)      (714,413)
   Policyowners' surrenders.....................      (300,239)      (274,188)
   Net transfers from (to) Fixed Account........       (96,535)       (11,429)
   Transfers between Investment Divisions.......     1,157,871        617,580
   Policyowners' death benefits.................        (1,880)        (4,772)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     2,109,322      1,410,130
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (3,284)         1,326
                                                  ------------   ------------
       Increase (decrease) in net assets........     4,817,080      1,161,194
NET ASSETS:
   Beginning of year............................     7,623,311      6,462,117
                                                  ------------   ------------
   End of year..................................  $ 12,440,391   $  7,623,311
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(g) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(h) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(i) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(j) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           CONVERTIBLE--                EQUITY INCOME--                GOVERNMENT--                 GROWTH EQUITY--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $    425,993   $    405,605   $     72,432   $     46,118   $    805,850   $    461,191   $    356,106   $    237,831
        (244,504)      (304,022)       (93,138)      (137,372)       394,766        190,929     (2,392,201)    (2,243,699)
              --             --             --             --             --             --             --             --
       4,079,420     (1,508,947)     3,518,887     (1,488,949)      (958,137)       537,329     19,497,925    (18,118,866)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,260,909     (1,407,364)     3,498,181     (1,580,203)       242,479      1,189,449     17,461,830    (20,124,734)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,772,912      5,869,218      3,050,936      2,250,866      4,386,418      3,009,815     19,207,452     21,948,064
      (1,900,550)    (1,715,257)      (824,038)      (536,276)    (1,618,625)    (1,059,878)    (7,155,219)    (7,657,600)
        (756,385)      (621,857)      (170,889)       (87,078)    (1,361,350)      (563,351)    (3,673,583)    (2,843,775)
         311,562        704,555        333,257        941,302       (370,273)       554,983     (1,148,334)    (1,759,681)
       1,066,155        393,604      1,309,028      2,426,955     (1,214,687)     6,200,735     (1,746,427)    (1,384,677)
         (43,168)       (18,488)       (25,387)        (4,597)        (9,846)       (26,179)      (117,464)       (65,545)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,450,526      4,611,775      3,672,907      4,991,172       (188,363)     8,116,125      5,366,425      8,236,786
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (4,131)         2,340         (3,096)         2,806           (136)        (1,541)       (20,378)        32,278
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,707,304      3,206,751      7,167,992      3,413,775         53,980      9,304,033     22,807,877    (11,855,670)
      17,374,943     14,168,192      9,996,114      6,582,339     19,765,411     10,461,378     64,817,293     76,672,963
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 26,082,247   $ 17,374,943   $ 17,164,106   $  9,996,114   $ 19,819,391   $ 19,765,411   $ 87,625,170   $ 64,817,293
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
          MID CAP CORE--               MID CAP GROWTH--             SMALL CAP GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------
    $    (10,505)  $    (19,832)  $    (45,050)  $    (34,947)  $    (52,344)  $    (38,567)
         (16,816)       (46,934)       (57,947)       (30,665)       (23,801)      (242,806)
              --             --             --             --             --             --
       2,166,680       (735,856)     2,929,943     (1,767,219)     3,263,793     (1,577,624)
    ------------   ------------   ------------   ------------   ------------   ------------
       2,139,359       (802,622)     2,826,946     (1,832,831)     3,187,648     (1,858,997)
    ------------   ------------   ------------   ------------   ------------   ------------
         958,937        633,511      1,769,994        979,585      2,272,386      1,264,778
        (233,331)      (134,631)      (416,775)      (223,284)      (534,137)      (315,037)
         (84,574)       (31,303)      (146,950)       (17,619)      (128,351)       (50,822)
         186,389        121,187        463,350        553,613        324,122        447,912
       1,027,433        570,710      2,770,032        482,397      2,393,409      1,149,352
          (1,177)          (107)          (383)            --         (1,303)          (933)
    ------------   ------------   ------------   ------------   ------------   ------------
       1,853,677      1,159,367      4,439,268      1,774,692      4,326,126      2,495,250
    ------------   ------------   ------------   ------------   ------------   ------------
          (2,359)         1,661         (2,816)         2,670         (3,148)         2,714
    ------------   ------------   ------------   ------------   ------------   ------------
       3,990,677        358,406      7,263,398        (55,469)     7,510,626        638,967
       5,350,566      4,992,160      5,018,604      5,074,073      6,128,425      5,489,458
    ------------   ------------   ------------   ------------   ------------   ------------
    $  9,341,243   $  5,350,566   $ 12,282,002   $  5,018,604   $ 13,639,051   $  6,128,425
    ============   ============   ============   ============   ============   ============

             MAINSTAY VP
           TOTAL RETURN--
            INITIAL CLASS
     ---------------------------
         2003           2002
     ---------------------------
     $    637,734   $    906,078
          (19,376)       (76,900)
               --             --
        8,056,658     (9,820,159)
     ------------   ------------
        8,675,016     (8,990,981)
     ------------   ------------
       10,765,921     12,180,978
       (4,987,012)    (5,199,225)
       (2,616,802)    (2,122,899)
       (1,113,710)      (332,959)
         (327,837)      (708,515)
         (142,032)      (155,717)
     ------------   ------------
        1,578,528      3,661,663
     ------------   ------------
          (10,468)        13,705
     ------------   ------------
       10,243,076     (5,315,613)
       44,891,549     50,207,162
     ------------   ------------
     $ 55,134,625   $ 44,891,549
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                        MAINSTAY VP
                                                          MAINSTAY VP                AMERICAN CENTURY
                                                            VALUE--                  INCOME & GROWTH--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003           2002
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    482,497   $    378,435   $     46,987   $     19,134
   Net realized gain (loss) on investments......      (631,028)      (548,221)       (41,137)      (104,460)
   Realized gain distribution received..........            --         67,665             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............    11,991,950    (10,625,185)     1,015,362       (500,515)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    11,843,419    (10,727,306)     1,021,212       (585,841)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    11,782,422     13,086,031      1,203,051      1,168,604
   Cost of insurance............................    (4,617,303)    (4,803,853)      (341,063)      (311,190)
   Policyowners' surrenders.....................    (2,224,492)    (1,700,065)       (93,482)       (81,243)
   Net transfers from (to) Fixed Account........      (473,287)       657,910         23,804        109,651
   Transfers between Investment Divisions.......        98,702        923,047        621,087        133,973
   Policyowners' death benefits.................      (114,444)       (50,724)        (1,615)        (6,611)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     4,451,598      8,112,346      1,411,782      1,013,184
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...       (12,481)        19,456           (869)           890
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    16,282,536     (2,595,504)     2,432,125        428,233
NET ASSETS:
   Beginning of year............................    41,362,363     43,957,867      2,796,082      2,367,849
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 57,644,899   $ 41,362,363   $  5,228,207   $  2,796,082
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                         DREYFUS LARGE
                                                        COMPANY VALUE--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     18,919   $      5,275
   Net realized gain (loss) on investments......      (103,004)       (72,036)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     1,150,595       (751,026)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     1,066,510       (817,787)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     1,617,804      1,568,100
   Cost of insurance............................      (389,359)      (382,256)
   Policyowners' surrenders.....................      (182,944)       (68,276)
   Net transfers from (to) Fixed Account........        73,766        131,181
   Transfers between Investment Divisions.......       386,861         49,350
   Policyowners' death benefits.................          (880)          (198)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     1,505,248      1,297,901
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (969)         1,056
                                                  ------------   ------------
       Increase (decrease) in net assets........     2,570,789        481,170
NET ASSETS:
   Beginning of year............................     3,172,901      2,691,731
                                                  ------------   ------------
   End of year..................................  $  5,743,690   $  3,172,901
                                                  ============   ============

                                                                                                                DREYFUS VIF
                                                                                        DREYFUS IP               DEVELOPING
                                                            CALVERT                 TECHNOLOGY GROWTH--          LEADERS--
                                                        SOCIAL BALANCED               INITIAL SHARES           INITIAL SHARES
                                                  ---------------------------   ---------------------------   ----------------
                                                      2003           2002           2003           2002           2003(F)
                                                  ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     41,683   $     62,391   $    (10,600)  $     (4,219)    $         35
   Net realized gain (loss) on investments......      (145,201)       (83,753)       (72,302)       (92,583)             627
   Realized gain distribution received..........            --             --             --             --               --
   Change in unrealized appreciation
     (depreciation) on investments..............       612,700       (311,974)       882,983       (309,387)          31,791
                                                  ------------   ------------   ------------   ------------     ------------
     Net increase (decrease) in net assets
       resulting from operations................       509,182       (333,336)       800,081       (406,189)          32,453
                                                  ------------   ------------   ------------   ------------     ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       730,758        894,339        956,845        542,687            2,605
   Cost of insurance............................      (262,139)      (262,446)      (252,509)      (127,852)          (4,726)
   Policyowners' surrenders.....................      (293,120)      (146,316)       (67,703)        (8,135)              --
   Net transfers from (to) Fixed Account........       (28,271)        81,549        248,807        242,751            2,610
   Transfers between Investment Divisions.......         2,724        193,955      1,562,711        243,543          102,331
   Policyowners' death benefits.................          (111)          (805)        (2,942)           (30)              --
                                                  ------------   ------------   ------------   ------------     ------------
     Net contributions and (withdrawals)........       149,841        760,276      2,445,209        892,964          102,820
                                                  ------------   ------------   ------------   ------------     ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (508)           493           (606)           445               --
                                                  ------------   ------------   ------------   ------------     ------------
       Increase (decrease) in net assets........       658,515        427,433      3,244,684        487,220          135,273
NET ASSETS:
   Beginning of year............................     2,615,622      2,188,189        962,195        474,975               --
                                                  ------------   ------------   ------------   ------------     ------------
   End of year..................................  $  3,274,137   $  2,615,622   $  4,206,879   $    962,195     $    135,273
                                                  ============   ============   ============   ============     ============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(g) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(h) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(i) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(j) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

            MainStay VP
            Eagle Asset                 Alger American                Alger American
         Management Growth            Leveraged All Cap--         Small Capitalization--
       Equity--Initial Class            Class O Shares                Class O Shares
    ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003         2002(b)          2003           2002
    ---------------------------------------------------------------------------------------
    $    (42,323)  $    (48,605)  $         --   $         --   $   (117,181)  $   (113,025)
        (454,709)      (830,713)           664            (31)      (139,422)    (1,963,361)
              --             --             --             --             --             --
       3,682,736     (2,660,979)         3,410           (638)     7,294,458     (3,919,484)
    ------------   ------------   ------------   ------------   ------------   ------------
       3,185,704     (3,540,297)         4,074           (669)     7,037,855     (5,995,870)
    ------------   ------------   ------------   ------------   ------------   ------------
       4,826,840      5,410,260          1,527             --      5,635,083      6,704,078
      (1,285,538)    (1,373,670)        (1,700)          (540)    (1,839,721)    (1,823,403)
        (495,251)      (530,244)            --             --       (816,525)      (657,407)
         (18,860)       281,501             88           (150)      (175,549)       (96,205)
        (164,618)       (27,818)        28,286          7,557        950,174        598,816
          (7,062)       (24,385)            --             --        (23,130)        (9,795)
    ------------   ------------   ------------   ------------   ------------   ------------
       2,855,511      3,735,644         28,201          6,867      3,730,332      4,716,084
    ------------   ------------   ------------   ------------   ------------   ------------
          (2,808)         4,650             --             --         (7,799)         9,547
    ------------   ------------   ------------   ------------   ------------   ------------
       6,038,407        199,997         32,275          6,198     10,760,388     (1,270,239)
      10,296,501     10,096,504          6,198             --     15,026,672     16,296,911
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,334,908   $ 10,296,501   $     38,473   $      6,198   $ 25,787,060   $ 15,026,672
    ============   ============   ============   ============   ============   ============

              American                      American
             Century VP                    Century VP
           International--                   Value--
              Class II                      Class II
     ---------------------------   ---------------------------
         2003         2002(d)          2003         2002(c)
     ---------------------------------------------------------
     $          3   $         --   $         19   $         --
              215             --            229              9
               --             --             --             --
            6,659             (5)        26,286            (16)
     ------------   ------------   ------------   ------------
            6,877             (5)        26,534             (7)
     ------------   ------------   ------------   ------------
               --             --          4,079             --
           (1,771)            (5)        (2,881)           (18)
               --             --             --             --
            1,200            134          5,634            492
          201,344             --        154,714             --
               --             --             --             --
     ------------   ------------   ------------   ------------
          200,773            129        161,546            474
     ------------   ------------   ------------   ------------
               --             --             --             --
     ------------   ------------   ------------   ------------
          207,650            124        188,080            467
              124             --            467             --
     ------------   ------------   ------------   ------------
     $    207,774   $        124   $    188,547   $        467
     ============   ============   ============   ============

          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
          CONTRAFUND(R)--               EQUITY-INCOME--                  GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------
    $   (140,909)  $     81,983   $    299,217   $    229,117   $        300   $        312
        (713,465)      (702,805)      (375,544)      (374,692)       (52,783)        (1,443)
              --             --             --        522,044             --             --
      20,053,173     (6,121,586)     8,160,845     (5,121,633)        81,553        (43,556)
    ------------   ------------   ------------   ------------   ------------   ------------
      19,198,799     (6,742,408)     8,084,518     (4,745,164)        29,070        (44,687)
    ------------   ------------   ------------   ------------   ------------   ------------
      19,750,276     20,803,195      7,661,192      7,880,989             48             --
      (7,013,663)    (7,068,273)    (2,655,408)    (2,618,542)        (2,594)        (4,641)
      (3,394,907)    (2,642,680)    (1,398,279)    (1,083,320)            --             --
        (816,288)      (186,803)      (126,049)       586,579            250             --
       1,236,699        121,398      1,584,600        439,784        129,852             79
         (76,104)       (38,722)       (73,832)       (23,119)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
       9,686,013     10,988,115      4,992,224      5,182,371        127,556         (4,562)
    ------------   ------------   ------------   ------------   ------------   ------------
         (22,441)        12,598         (8,746)         8,998             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
      28,862,371      4,258,305     13,067,996        446,205        156,626        (49,249)
      64,036,444     59,778,139     24,088,292     23,642,087        100,882        150,131
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 92,898,815   $ 64,036,444   $ 37,156,288   $ 24,088,292   $    257,508   $    100,882
    ============   ============   ============   ============   ============   ============

           FIDELITY(R) VIP               FIDELITY(R) VIP
             INDEX 500--                INVESTMENT GRADE
            INITIAL CLASS              BOND--INITIAL CLASS
     ---------------------------   ---------------------------
         2003           2002           2003         2002(e)
     ---------------------------------------------------------
     $      2,112   $      1,178   $      2,772   $         --
          (26,900)        (1,238)          (265)           129
               --             --            975             --
           93,938        (23,160)         1,435            863
     ------------   ------------   ------------   ------------
           69,150        (23,220)         4,917            992
     ------------   ------------   ------------   ------------
          117,717          5,068         13,628             --
          (13,077)        (4,769)        (5,059)          (177)
               --             --             --             --
          120,743             15           (365)          (129)
          231,846          7,478         24,600         50,708
               --             --             --             --
     ------------   ------------   ------------   ------------
          457,229          7,792         32,804         50,402
     ------------   ------------   ------------   ------------
               --             --             --             --
     ------------   ------------   ------------   ------------
          526,379        (15,428)        37,721         51,394
           86,964        102,392         51,394             --
     ------------   ------------   ------------   ------------
     $    613,343   $     86,964   $     89,115   $     51,394
     ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                        FIDELITY(R) VIP               FIDELITY(R) VIP
                                                           MID CAP--                    OVERSEAS--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003         2002(A)
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      2,052   $      3,267   $        126   $         --
   Net realized gain (loss) on investments......       (17,721)        (2,354)         1,295            (18)
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       166,314        (43,618)        90,002           (219)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       150,645        (42,705)        91,423           (237)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        54,864          5,645         43,105             --
   Cost of insurance............................       (48,586)       (19,521)        (9,834)          (130)
   Policyowners' surrenders.....................            --             --             --             --
   Net transfers from (to) Fixed Account........        45,981            424            181             --
   Transfers between Investment Divisions.......        36,567        104,713        383,075          1,178
   Policyowners' death benefits.................            --             --             --             --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........        88,826         91,261        416,527          1,048
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --             --             --
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........       239,471         48,556        507,950            811
NET ASSETS:
   Beginning of year............................       392,516        343,960            811             --
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $    631,987   $    392,516   $    508,761   $        811
                                                  ============   ============   ============   ============


                                                      JANUS ASPEN SERIES
                                                       MID CAP GROWTH--
                                                     INSTITUTIONAL SHARES
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $         --   $         --
   Net realized gain (loss) on investments......           (11)           (62)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............         2,661           (112)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................         2,650           (174)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........            --          1,553
   Cost of insurance............................          (344)          (164)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........           149              8
   Transfers between Investment Divisions.......        22,423             --
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........        22,228          1,397
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        24,878          1,223
NET ASSETS:
   Beginning of year............................         2,365          1,142
                                                  ------------   ------------
   End of year..................................  $     27,243   $      2,365
                                                  ============   ============

                                                         T. Rowe Price                 T. Rowe Price            Van Eck
                                                         Equity Income               Limited-Term Bond         Worldwide
                                                           Portfolio                     Portfolio            Hard Assets
                                                  ---------------------------   ---------------------------   ------------
                                                      2003           2002           2003         2002(e)        2003(j)
                                                  ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    194,534   $    113,857   $      6,740   $        311   $         --
   Net realized gain (loss) on investments......       (72,769)       (67,128)         1,996             89              6
   Realized gain distribution received..........            --          8,127            526             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     3,621,208     (1,492,287)        (2,894)           505            532
                                                  ------------   ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,742,973     (1,437,431)         6,368            905            538
                                                  ------------   ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,683,966      4,518,057         23,541             --             --
   Cost of insurance............................    (1,427,788)    (1,126,436)        (9,019)          (298)           (69)
   Policyowners' surrenders.....................      (554,668)      (260,509)            --             --             --
   Net transfers from (to) Fixed Account........       409,217      1,115,172           (365)          (122)            --
   Transfers between Investment Divisions.......     2,137,466      2,100,007        162,944         85,267          3,929
   Policyowners' death benefits.................       (23,560)        (4,730)            --             --             --
                                                  ------------   ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     6,224,633      6,341,561        177,101         84,847          3,860
                                                  ------------   ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (3,330)         2,501             --             --             --
                                                  ------------   ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     9,964,276      4,906,631        183,469         85,752          4,398
NET ASSETS:
   Beginning of year............................    11,020,008      6,113,377         85,752             --             --
                                                  ------------   ------------   ------------   ------------   ------------
   End of year..................................  $ 20,984,284   $ 11,020,008   $    269,221   $     85,752   $      4,398
                                                  ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(g) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(h) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(i) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(j) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                MFS(R) NEW        MFS(R)
        Janus Aspen Series            Janus Aspen Series             MFS(R) INVESTORS           DISCOVERY        UTILITIES
            Balanced--                Worldwide Growth--              TRUST SERIES--             SERIES--        SERIES--
       Institutional Shares          Institutional Shares              INITIAL CLASS          INITIAL CLASS    INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   --------------   -------------
        2003           2002           2003           2002           2003           2002          2003(i)          2003(f)
    ------------------------------------------------------------------------------------------------------------------------
    $  1,431,803   $  1,395,591   $    411,384   $    249,977   $        325   $        288    $         --    $         80
        (166,872)      (100,131)    (3,179,097)    (1,829,952)          (426)          (308)              5              87
              --             --             --             --             --             --              --              --
       9,568,785     (6,432,043)    20,369,394    (20,771,292)        10,066        (12,582)          1,109             775
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
      10,833,716     (5,136,583)    17,601,681    (22,351,267)         9,965        (12,602)          1,114             942
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
      23,004,147     25,506,150     24,508,031     29,009,024             --             --              --           2,477
      (7,768,782)    (7,820,315)    (7,741,063)    (8,590,662)        (2,099)        (1,658)           (164)           (994)
      (3,678,487)    (2,877,257)    (3,703,583)    (3,174,246)            --             --              --              --
        (416,925)     1,584,432     (1,221,648)      (703,861)            --             10              --           2,604
      (1,341,897)       418,266     (4,262,139)    (2,868,183)            --             --          20,851            (470)
        (103,194)       (98,683)       (95,331)       (37,453)            --             --              --              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
       9,694,862     16,712,593      7,484,267     13,634,619         (2,099)        (1,648)         20,687           3,617
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
         (11,286)         9,287        (19,791)        35,656             --             --              --              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
      20,517,292     11,585,297     25,066,157     (8,680,992)         7,866        (14,250)         21,801           4,559
      74,300,275     62,714,978     69,373,177     78,054,169         46,388         60,638              --              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
    $ 94,817,567   $ 74,300,275   $ 94,439,334   $ 69,373,177   $     54,254   $     46,388    $     21,801    $      4,559
    ============   ============   ============   ============   ============   ============    ============    ============


          NEUBERGER BERMAN
             AMT MID-CAP
               GROWTH
     ---------------------------
         2003           2002
     ---------------------------
     $         --   $         --
             (289)        (1,548)
               --             --
            4,365         (1,701)
     ------------   ------------
            4,076         (3,249)
     ------------   ------------
               --         19,180
           (1,755)        (1,066)
               --             --
              131         45,795
           27,178        (55,508)
               --             --
     ------------   ------------
           25,554          8,401
     ------------   ------------
               --             --
     ------------   ------------
           29,630          5,152
            9,591          4,439
     ------------   ------------
     $     39,221   $      9,591
     ============   ============

      Van Kampen               Van Kampen              Van Kampen
     UIF Emerging             UIF Emerging              UIF U.S.
    Markets Debt--          Markets Equity--          Real Estate--
       Class I                  Class I                  Class I
    --------------   ------------------------------   -------------
       2003(g)           2003              2002          2003(h)
    ---------------------------------------------------------------
     $         --    $    (73,012)     $    (62,306)  $         --
                5        (225,765)       (1,680,372)            26
               --              --                --             --
            1,672       5,481,429           751,411            324
     ------------    ------------      ------------   ------------
            1,677       5,182,652          (991,267)           350
     ------------    ------------      ------------   ------------
               --       3,132,878         3,501,462          3,472
             (129)     (1,084,588)       (1,138,898)          (344)
               --        (497,548)         (462,808)            --
               --        (106,879)         (115,199)            --
           18,551         844,883          (307,104)           102
               --         (35,175)           (6,791)            --
     ------------    ------------      ------------   ------------
           18,422       2,253,571         1,470,662          3,230
     ------------    ------------      ------------   ------------
               --          (5,958)            1,719             --
     ------------    ------------      ------------   ------------
           20,099       7,430,265           481,114          3,580
               --       9,427,979         8,946,865             --
     ------------    ------------      ------------   ------------
     $     20,099    $ 16,858,244      $  9,427,979   $      3,580
     ============    ============      ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider"). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers forty-six variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Twenty-seven of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-two of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions are available for all Group 1, Group 2 and Group 4 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Dreyfus IP Technology Growth - Initial Shares, Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Janus Aspen Series Balanced - Institutional Shares, Janus Aspen Series Worldwide Growth - Institutional Shares, T. Rowe Price Equity Income Portfolio, and Van Kampen UIF Emerging Markets Equity - Class I.

The following Investment Divisions are available for Group 3 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap - Class O Shares, Alger American Small Capitalization - Class O Shares, American Century VP Inflation
Protection - Class II, American Century VP International - Class II, American Century VP Value - Class II, Dreyfus IP Technology Growth - Initial Shares, Dreyfus VIF Developing Leaders - Initial Shares (formerly known as Dreyfus VIF Small Cap), Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Fidelity(R) VIP Growth - Initial Class, Fidelity(R) VIP Index 500 - Initial Class, Fidelity(R) VIP Investment Grade
Bond - Initial Class, Fidelity(R) VIP Mid Cap - Initial Class, Fidelity(R) VIP Overseas - Initial Class, Janus Aspen Series Mid Cap Growth - Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Balanced - Institutional Shares, Janus Aspen Series Worldwide
Growth - Institutional Shares, MFS(R) Investors Trust Series - Initial Class, MFS(R) New Discovery Series - Initial Class, MFS(R) Research Series - Initial Class, MFS(R) Utilities Series - Initial Class, Neuberger Berman AMT Mid-

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

Cap Growth, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Hard Assets, Van Eck Worldwide Absolute Return, Van Kampen UIF Emerging Markets Debt - Class I, Van Kampen UIF Emerging Markets Equity - Class I, and Van Kampen UIF U.S. Real Estate - Class I.

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: American Century VP Inflation Protection - Class II, MFS(R) Research Series, and Van Eck Worldwide Absolute Return.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of VUL Separate Account-I are as follows:


                                                      MAINSTAY VP                                        MAINSTAY VP
                                     MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP         EQUITY
                                        BOND--       APPRECIATION--        CASH        CONVERTIBLE--       INCOME--
                                    INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Number of shares..................         1,854           10,648           34,642            2,414            1,614
Identified cost...................    $   25,024       $  235,116       $   34,643       $   25,130       $   15,170

                                                                                                         MAINSTAY VP
                                                                                                           AMERICAN
                                     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                       MID CAP         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                       GROWTH--         GROWTH--         RETURN--         VALUE--          GROWTH--
                                    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Number of shares..................         1,299            1,372            3,466            3,860              506
Identified cost...................    $   11,529       $   12,182       $   60,081       $   57,312       $    4,909

  Investment activity for the year ended December 31, 2003, was as follows:


                                                      MAINSTAY VP                                        MAINSTAY VP
                                     MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP         EQUITY
                                        BOND--       APPRECIATION--        CASH        CONVERTIBLE--       INCOME--
                                    INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Purchases.........................    $    7,305       $   17,624       $   49,317       $    5,813       $    4,837
Proceeds from sales...............         3,450            5,019           58,603              931            1,086

                                                                                                         MAINSTAY VP
                                                                                                           AMERICAN
                                     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                       MID CAP         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                       GROWTH--         GROWTH--         RETURN--         VALUE--          GROWTH--
                                    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Purchases.........................    $    4,864       $    5,139       $    5,369       $    7,531       $    1,607
Proceeds from sales...............           464              859            3,149            2,587              147

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                        MAINSTAY VP
                      MAINSTAY VP        HIGH YIELD        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH          CORPORATE           INDEXED        INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--           BOND--            EQUITY--          EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
    -------------------------------------------------------------------------------------------------------
           1,850            4,681             7,446              8,824             1,027              849
      $   20,275       $  108,136        $   69,033         $  192,036        $   11,066       $    8,217

                      MAINSTAY VP
     MAINSTAY VP      EAGLE ASSET          ALGER              ALGER
    DREYFUS LARGE      MANAGEMENT         AMERICAN           AMERICAN          AMERICAN          AMERICAN
       COMPANY           GROWTH          LEVERAGED            SMALL           CENTURY VP        CENTURY VP
       VALUE--          EQUITY--         ALL CAP--       CAPITALIZATION--   INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS     CLASS O SHARES     CLASS O SHARES       CLASS II          CLASS II
    --------------------------------------------------------------------------------------------------------
             565            1,437                 1              1,486                32                24
      $    5,410       $   16,922        $       36         $   22,076        $      201        $      162

                                        MAINSTAY VP
                      MAINSTAY VP        HIGH YIELD        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH          CORPORATE           INDEXED        INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--           BOND--            EQUITY--          EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
    -------------------------------------------------------------------------------------------------------
      $    6,307       $    9,005        $   20,637         $   27,835        $   23,231       $    2,026
           5,690            3,269             4,721              6,983            20,980              180

                      MAINSTAY VP
     MAINSTAY VP      EAGLE ASSET          ALGER              ALGER
    DREYFUS LARGE      MANAGEMENT         AMERICAN           AMERICAN          AMERICAN          AMERICAN
       COMPANY           GROWTH          LEVERAGED            SMALL           CENTURY VP        CENTURY VP
       VALUE--          EQUITY--         ALL CAP--       CAPITALIZATION--   INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS     CLASS O SHARES     CLASS O SHARES       CLASS II          CLASS II
    --------------------------------------------------------------------------------------------------------
      $    1,829       $    3,456        $       33         $    4,704        $      202        $      163
             303              639                 5              1,083                 2                 2

--------------------------------------------------------------------------------


                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Number of shares..................          1,865                485                  4              4,023              1,605
Identified cost...................     $    3,316         $    3,613         $      103         $   89,931         $   35,599

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)           NEUBERGER
                                        GROWTH--            TRUST            DISCOVERY          UTILITIES          BERMAN AMT
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           MID-CAP
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS          GROWTH
                                    --------------------------------------------------------------------------------------------
Number of shares..................          3,663                  3                  2                 --                  3
Identified cost...................     $  128,102         $       57         $       21         $        4         $       36

  Investment activity for the year ended December 31, 2003, was as follows:

                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Purchases.........................     $      644         $    2,967         $      108         $   11,974         $    6,841
Proceeds from sales...............            452                529                  5              2,409              1,542

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)           NEUBERGER
                                        GROWTH--            TRUST            DISCOVERY          UTILITIES          BERMAN AMT
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           MID-CAP
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS          GROWTH
                                    --------------------------------------------------------------------------------------------
Purchases.........................     $   11,372         $       --         $       21         $        5         $       27
Proceeds from sales...............          3,457                  2                 --                  1                  2

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                          JANUS ASPEN
                                       FIDELITY(R)                                           SERIES        JANUS ASPEN
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)        MID CAP           SERIES
         VIP              VIP           INVESTMENT          VIP              VIP            GROWTH--        BALANCED--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
               8                5                7               26               33                1            4,132
      $      223       $      544       $       87       $      498       $      419       $       25       $   97,142

                                                         VAN KAMPEN       VAN KAMPEN
                                                            UIF              UIF
       T. ROWE          T. ROWE                           EMERGING         EMERGING        VAN KAMPEN
        PRICE            PRICE           VAN ECK          MARKETS          MARKETS          UIF U.S.
    EQUITY INCOME     LIMITED-TERM      WORLDWIDE          DEBT--          EQUITY--      REAL ESTATE--
      PORTFOLIO      BOND PORTFOLIO    HARD ASSETS        CLASS I          CLASS I          CLASS I
    ---------------------------------------------------------------------------------------------------
           1,041               53               --                2            1,868               --
      $   18,878       $      272       $        4       $       18       $   12,968       $        3

                                                                                          JANUS ASPEN
                                       FIDELITY(R)                                           SERIES        JANUS ASPEN
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)        MID CAP           SERIES
         VIP              VIP           INVESTMENT          VIP              VIP            GROWTH--        BALANCED--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
      $      225       $      532       $       97       $      282       $      426       $       23       $   14,783
              97               72               60              191                9               --            3,640

                                                         VAN KAMPEN       VAN KAMPEN
                                                            UIF              UIF
       T. ROWE          T. ROWE                           EMERGING         EMERGING        VAN KAMPEN
        PRICE            PRICE           VAN ECK          MARKETS          MARKETS          UIF U.S.
    EQUITY INCOME     LIMITED-TERM      WORLDWIDE          DEBT--          EQUITY--      REAL ESTATE--
      PORTFOLIO      BOND PORTFOLIO    HARD ASSETS        CLASS I          CLASS I          CLASS I
    ---------------------------------------------------------------------------------------------------
      $    7,279       $      285       $        4       $       19       $    3,322       $        4
             852              100               --               --            1,136               --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

  processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle
  SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
VUL Provider..................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured, duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for premium taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an alternative cash surrender value, the mortality and expense risk is increased by .30% in policy years 1-10.

      For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the policy has an alternative cash surrender value rider the mortality and expense risk charge currently ranges from 1.0% to 0.5%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2003 and December 31, 2002 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                                   BOND--                CAPITAL APPRECIATION--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2003           2002           2003           2002
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        150            245          2,147          2,359
Units redeemed.........................       (153)          (205)        (1,850)        (2,097)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         (3)            40            297            262
                                            ======         ======         ======         ======
GROUP 2 POLICIES
Units issued...........................        193            295          2,432          2,801
Units redeemed.........................       (103)           (80)        (1,260)        (1,023)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         90            215          1,172          1,778
                                            ======         ======         ======         ======
GROUP 3 POLICIES
Units issued...........................         22              5              7              7
Units redeemed.........................         (1)            (1)            (1)            (1)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         21              4              6              6
                                            ======         ======         ======         ======
GROUP 4 POLICIES (b)
Units issued...........................        132             55            161             61
Units redeemed.........................        (39)            (3)           (33)            (6)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         93             52            128             55
                                            ======         ======         ======         ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                                                        MAINSTAY VP
                                          MAINSTAY VP                     EQUITY                      MAINSTAY VP
            MAINSTAY VP                  CONVERTIBLE--                   INCOME--                    GOVERNMENT--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    -----------------------------------------------------------------------------------------------------------------
        9,971          5,315            119            117            164            238            104            347
      (16,117)       (20,162)           (68)           (67)           (44)           (21)          (192)           (83)
      -------        -------        -------        -------        -------        -------        -------        -------
       (6,146)       (14,847)            51             50            120            217            (88)           264
      =======        =======        =======        =======        =======        =======        =======        =======
        5,365          8,169            365            480            225            299            151            289
       (5,594)        (6,905)          (155)          (155)           (54)           (44)          (130)           (48)
      -------        -------        -------        -------        -------        -------        -------        -------
         (229)         1,264            210            325            171            255             21            241
      =======        =======        =======        =======        =======        =======        =======        =======
        3,768          3,317              9              5             --             --              6              8
       (5,115)          (860)            (1)            --             --             --             (3)            --
      -------        -------        -------        -------        -------        -------        -------        -------
       (1,347)         2,457              8              5             --             --              3              8
      =======        =======        =======        =======        =======        =======        =======        =======
        2,975          1,811            136             38            137             60            126             62
       (2,038)          (349)           (18)            (3)           (24)            (6)           (33)            (3)
      -------        -------        -------        -------        -------        -------        -------        -------
          937          1,462            118             35            113             54             93             59
      =======        =======        =======        =======        =======        =======        =======        =======

--------------------------------------------------------------------------------



                                                                               MAINSTAY VP
                                                 MAINSTAY VP                   HIGH YIELD
                                               GROWTH EQUITY--              CORPORATE BOND--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2003           2002           2003           2002
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        513            568            565            382
Units redeemed.........................       (465)          (514)          (307)          (340)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         48             54            258             42
                                            ======         ======         ======         ======
GROUP 2 POLICIES
Units issued...........................        960          1,141            467            576
Units redeemed.........................       (534)          (371)          (121)          (121)
                                            ------         ------         ------         ------
  Net increase (decrease)..............        426            770            346            455
                                            ======         ======         ======         ======
GROUP 3 POLICIES
Units issued...........................          3              1             10              5
Units redeemed.........................         (2)            (1)            (7)            (2)
                                            ------         ------         ------         ------
  Net increase (decrease)..............          1             --              3              3
                                            ======         ======         ======         ======
GROUP 4 POLICIES (b)
Units issued...........................        131             56            212             93
Units redeemed.........................        (24)            (5)           (29)            (6)
                                            ------         ------         ------         ------
  Net increase (decrease)..............        107             51            183             87
                                            ======         ======         ======         ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  INTERNATIONAL                    MID CAP                       MID CAP
         INDEXED EQUITY--                  EQUITY--                       CORE--                       GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    -----------------------------------------------------------------------------------------------------------------
        1,065          1,271            140            131             97             67            254             60
         (841)          (998)           (78)           (72)           (14)           (12)           (22)            (8)
       ------         ------         ------         ------         ------         ------         ------         ------
          224            273             62             59             83             55            232             52
       ======         ======         ======         ======         ======         ======         ======         ======
        2,186          2,647            149            114             85             75            237            147
         (885)          (835)           (33)           (25)           (16)           (12)           (33)           (23)
       ------         ------         ------         ------         ------         ------         ------         ------
        1,301          1,812            116             89             69             63            204            124
       ======         ======         ======         ======         ======         ======         ======         ======
           55              2             --             --             --             --             --             --
          (16)            (1)            --             --             --             --             --             --
       ------         ------         ------         ------         ------         ------         ------         ------
           39              1             --             --             --             --             --             --
       ======         ======         ======         ======         ======         ======         ======         ======
          487            238             43              7             47             10             99             38
          (80)           (17)            (5)            (1)            (7)            (1)           (13)            (4)
       ------         ------         ------         ------         ------         ------         ------         ------
          407            221             38              6             40              9             86             34
       ======         ======         ======         ======         ======         ======         ======         ======

--------------------------------------------------------------------------------



                                                  MAINSTAY VP
                                                   SMALL CAP                      MAINSTAY VP
                                                   GROWTH--                     TOTAL RETURN--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2003            2002            2003            2002
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        211             130             404             469
Units redeemed.........................        (23)            (22)           (443)           (451)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        188             108             (39)             18
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        254             193             390             493
Units redeemed.........................        (41)            (31)           (175)           (168)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        213             162             215             325
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         --              --              --               1
Units redeemed.........................         --              --              --              (1)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --              --              --              --
                                            ======          ======          ======          ======
GROUP 4 POLICIES (b)
Units issued...........................        105              29              56              42
Units redeemed.........................        (15)             (3)            (12)             (2)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         90              26              44              40
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                             MAINSTAY VP                     MAINSTAY VP
                                             MAINSTAY VP                    DREYFUS LARGE                    EAGLE ASSET
             MAINSTAY VP                  AMERICAN CENTURY                     COMPANY                       MANAGEMENT
               VALUE--                    INCOME & GROWTH--                    VALUE--                     GROWTH EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003            2002            2003            2002            2003            2002            2003            2002
    -----------------------------------------------------------------------------------------------------------------
          401             464              62              34              53              33             105             120
         (365)           (342)             (9)             (6)            (20)             (7)            (49)            (74)
       ------          ------          ------          ------          ------          ------          ------          ------
           36             122              53              28              33              26              56              46
       ======          ======          ======          ======          ======          ======          ======          ======
          435             595             116             134             154             151             465             553
         (176)           (140)            (48)            (44)            (54)            (47)           (220)           (202)
       ------          ------          ------          ------          ------          ------          ------          ------
          259             455              68              90             100             104             245             351
       ======          ======          ======          ======          ======          ======          ======          ======
           47              12              33               1               5               1               8              11
           (9)             (6)             (1)             --              --              --              (1)             --
       ------          ------          ------          ------          ------          ------          ------          ------
           38               6              32               1               5               1               7              11
       ======          ======          ======          ======          ======          ======          ======          ======
          135              93              26               9              33              10              54              21
          (26)             (6)             (5)             (1)             (4)             (1)            (11)             (2)
       ------          ------          ------          ------          ------          ------          ------          ------
          109              87              21               8              29               9              43              19
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                     ALGER
                                           ALGER AMERICAN          AMERICAN
                                             LEVERAGED               SMALL           AMERICAN CENTURY
                                             ALL CAP--         CAPITALIZATION--     VP INTERNATIONAL--
                                           CLASS O SHARES       CLASS O SHARES           CLASS II
                                         ------------------   -------------------   ------------------
                                           2003     2002(c)     2003       2002       2003     2002(e)
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --        --        407        450         --        --
Units redeemed.........................       --        --       (218)      (280)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............       --        --        189        170         --        --
                                          ======    ======     ======     ======     ======    ======
GROUP 2 POLICIES
Units issued...........................       --        --        486        605         --        --
Units redeemed.........................       --        --       (248)      (218)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............       --        --        238        387         --        --
                                          ======    ======     ======     ======     ======    ======
GROUP 3 POLICIES
Units issued...........................        3         1         78          8         17        --
Units redeemed.........................       --        --         (2)        (4)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............        3         1         76          4         17        --
                                          ======    ======     ======     ======     ======    ======
GROUP 4 POLICIES (b)
Units issued...........................       --        --         33          9         --        --
Units redeemed.........................       --        --         (5)        (1)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............       --        --         28          8         --        --
                                          ======    ======     ======     ======     ======    ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                                   DREYFUS IP          DREYFUS VIF          FIDELITY(R)
         AMERICAN              CALVERT             TECHNOLOGY           DEVELOPING              VIP
    CENTURY VP VALUE--         SOCIAL               GROWTH--            LEADERS--         CONTRAFUND(R)--
         CLASS II             BALANCED           INITIAL SHARES       INITIAL SHARES       INITIAL CLASS
    ------------------   -------------------   -------------------   ----------------   -------------------
      2003     2002(d)     2003       2002       2003       2002         2003(g)          2003       2002
    -------------------------------------------------------------------------------------------------------
         --        --         25         25        141         29             --            638        715
         --        --        (26)       (20)       (10)        (4)            --           (461)      (466)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         --        --         (1)         5        131         25             --            177        249
     ======    ======     ======     ======     ======     ======         ======         ======     ======
         --        --         47         91        136         86             --            919      1,055
         --        --        (40)       (21)       (20)       (14)            --           (417)      (368)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         --        --          7         70        116         72             --            502        687
     ======    ======     ======     ======     ======     ======         ======         ======     ======
         15        --         --         --          2          3             11             38          4
         --        --         --         --         --         --             --             (2)        (1)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         15        --         --         --          2          3             11             36          3
     ======    ======     ======     ======     ======     ======         ======         ======     ======
         --        --         13          6         55         11             --            199         67
         --        --         (2)        --         (9)        (2)            --            (40)        (8)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         --        --         11          6         46          9             --            159         59
     ======    ======     ======     ======     ======     ======         ======         ======     ======

--------------------------------------------------------------------------------



                                                  Fidelity(R)
                                                      VIP                         FIDELITY(R)
                                                EQUITY-INCOME--                  VIP GROWTH--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2003            2002            2003            2002
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        288             307              --              --
Units redeemed.........................       (210)           (203)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         78             104              --              --
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        397             445              --              --
Units redeemed.........................       (140)           (126)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        257             319              --              --
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         63              11              14              --
Units redeemed.........................         (3)             (5)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         60               6              14              --
                                            ======          ======          ======          ======
GROUP 4 POLICIES (b)
Units issued...........................        110              43              --              --
Units redeemed.........................        (19)             (4)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         91              39              --              --
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                                JANUS ASPEN
                                                                                                  SERIES
        FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)             MID CAP
            VIP               INVESTMENT            FIDELITY(R)               VIP                GROWTH--
        INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
       INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS            SHARES
    -------------------   -------------------   -------------------   -------------------   -------------------
      2003       2002       2003     2002(f)      2003       2002       2003     2002(a)      2003       2002
    -----------------------------------------------------------------------------------------------------------
         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         --         --         --         --         --         --         --         --         --         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         --         --         --         --         --         --         --         --         --         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
         53          2          4          5         11         11         46         --          2         --
         (2)        (1)        --         --         (5)        (2)        (1)        --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         51          1          4          5          6          9         45         --          2         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         --         --         --         --         --         --         --         --         --         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======

--------------------------------------------------------------------------------


                                                                                  JANUS ASPEN
                                                  JANUS ASPEN                       SERIES
                                                    SERIES                         WORLDWIDE
                                                  BALANCED--                       GROWTH--
                                             INSTITUTIONAL SHARES            INSTITUTIONAL SHARES
                                         -----------------------------   -----------------------------
                                             2003            2002            2003            2002
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        419             519             816             909
Units redeemed.........................       (342)           (312)           (753)           (728)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         77             207              63             181
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................      1,299           1,700           1,836           2,070
Units redeemed.........................       (701)           (570)         (1,003)           (761)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        598           1,130             833           1,309
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         14              16               3               9
Units redeemed.........................         (3)            (13)             (1)             (1)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         11               3               2               8
                                            ======          ======          ======          ======
GROUP 4 POLICIES (b)
Units issued...........................        270             126             126              57
Units redeemed.........................        (67)            (12)            (26)             (6)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        203             114             100              51
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



               MFS(R)                  MFS(R)          MFS(R)                 NEUBERGER
              INVESTORS             NEW DISCOVERY     UTILITIES              BERMAN AMT
           TRUST SERIES--             SERIES--        SERIES--                 MID-CAP                      T. ROWE PRICE
            INITIAL CLASS           INITIAL CLASS   INITIAL CLASS              GROWTH                  EQUITY INCOME PORTFOLIO
    -----------------------------   -------------   -------------   -----------------------------   -----------------------------
        2003            2002           2003(j)         2003(g)          2003            2002            2003            2002
    -----------------------------------------------------------------------------------------------------------------------------
           --              --              --              --              --              --             196             216
           --              --              --              --              --              --             (48)            (30)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --              --              --              --              --             148             186
       ======          ======          ======          ======          ======          ======          ======          ======
           --              --              --              --              --              --             432             468
           --              --              --              --              --              --            (120)           (100)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --              --              --              --              --             312             368
       ======          ======          ======          ======          ======          ======          ======          ======
           --              --               2              --               3               6              37              13
           --              --              --              --              --              (5)             (8)             (2)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --               2              --               3               1              29              11
       ======          ======          ======          ======          ======          ======          ======          ======
           --              --              --              --              --              --             154              39
           --              --              --              --              --              --             (26)             (5)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --              --              --              --              --             128              34
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                     VAN KAMPEN      VAN KAMPEN      VAN KAMPEN
                                   T. ROWE PRICE                    UIF EMERGING    UIF EMERGING      UIF U.S.
                                    LIMITED-TERM        VAN ECK       MARKETS          MARKETS          REAL
                                        BOND           WORLDWIDE       DEBT--         EQUITY--        ESTATE--
                                     PORTFOLIO        HARD ASSETS     CLASS I          CLASS I        CLASS I
                                 ------------------   -----------   ------------   ---------------   ----------
                                   2003     2002(F)     2003(K)       2003(H)       2003     2002     2003(I)
                                 ------------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...................       --        --          --             --         215      217         --
Units redeemed.................       --        --          --             --        (120)    (167)        --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       --        --          --             --          95       50         --
                                  ======    ======      ======         ======      ======   ======     ======
GROUP 2 POLICIES
Units issued...................       --        --          --             --         221      205         --
Units redeemed.................       --        --          --             --         (86)     (88)        --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       --        --          --             --         135      117         --
                                  ======    ======      ======         ======      ======   ======     ======
GROUP 3 POLICIES
Units issued...................       18         8          --              2          --       --         --
Units redeemed.................       (1)       --          --             --          --       --         --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       17         8          --              2          --       --         --
                                  ======    ======      ======         ======      ======   ======     ======
GROUP 4 POLICIES (b)
Units issued...................       --        --          --             --          26       10         --
Units redeemed.................       --        --          --             --          (5)      (1)        --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       --        --          --             --          21        9         --
                                  ======    ======      ======         ======      ======   ======     ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000 and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $ 14,432   $ 13,958   $ 12,184   $  8,626   $  7,108
Units Outstanding..................................         790        793        753        578        520
Variable Accumulation Unit Value...................    $  18.26   $  17.59   $  16.18   $  14.91   $  13.68
Total Return.......................................         3.8%       8.7%       8.5%       9.0%      (2.2%)
Investment Income Ratio............................         4.1%       4.6%       5.4%

GROUP 2 POLICIES(b)
Net Assets.........................................    $  8,491   $  6,999   $  3,868   $    597   $     89
Units Outstanding..................................         630        540        325         55          1
Variable Accumulation Unit Value...................    $  13.48   $  12.96   $  11.89   $  10.94   $  10.01
Total Return.......................................         4.0%       9.0%       8.7%       9.3%       0.1%
Investment Income Ratio............................         4.3%       5.7%       9.6%

GROUP 3 POLICIES
Net Assets.........................................    $    292   $     55   $      7   $     --   $     --
Units Outstanding..................................          25          5          1         --         --
Variable Accumulation Unit Value...................    $  11.48   $  10.99   $  10.04   $     --   $     --
Total Return.......................................         4.5%       9.5%       0.4%        --         --
Investment Income Ratio............................         5.2%       6.3%      53.8%

GROUP 4 POLICIES
Net Assets.........................................    $  1,614   $    552   $     --   $     --   $     --
Units Outstanding..................................         144         52         --         --         --
Variable Accumulation Unit Value...................    $  11.20   $  10.72   $     --   $     --   $     --
Total Return.......................................         4.5%       7.2%        --         --         --
Investment Income Ratio............................         5.4%      16.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MainStay VP                                            MainStay VP
            Capital Appreciation--Initial Class                              Cash Management
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $171,100   $131,204   $185,293   $225,952   $246,982   $ 16,841   $ 25,473   $ 46,014   $ 40,729   $ 22,448
       9,027      8,730      8,468      7,873      7,630     12,004     18,149     32,996     30,117     17,483
    $  18.95   $  15.03   $  21.88   $  28.70   $  32.37   $   1.40   $   1.40   $   1.39   $   1.35   $   1.28
        26.1%     (31.4%)    (23.8%)    (11.3%)     24.5%        --        0.6%       3.0%       5.5%       4.1%
         0.2%       0.1%       0.1%                             0.7%       1.4%       3.7%

    $ 46,871   $ 30,458   $ 29,631   $ 15,454   $    848   $ 13,640   $ 13,871   $ 12,365   $  3,264   $    270
       6,553      5,381      3,603      1,436         70     12,279     12,508     11,244      3,067        268
    $   7.15   $   5.66   $   8.22   $  10.76   $  12.12   $   1.11   $   1.11   $   1.10   $   1.06   $   1.01
        26.4%     (31.2%)    (23.6%)    (11.2%)     21.2%       0.2%       0.8%       3.8%       5.0%       1.0%
         0.2%       0.1%       0.1%                             0.7%       1.3%       3.4%

    $    171   $     89   $     72   $     --   $     --   $  1,680   $  3,050   $    523   $     --   $     --
          19         13          7         --         --      1,627      2,974        517         --         --
    $   9.05   $   7.12   $  10.30   $     --   $     --   $   1.03   $   1.03   $   1.01   $     --   $     --
        27.0%     (30.9%)      3.0%        --         --        0.7%       2.0%       1.0%        --         --
         0.3%       0.1%       0.3%                             0.7%       1.2%       2.1%

    $  1,868   $    443   $     --   $     --   $     --   $  2,431   $  1,472   $     --   $     --   $     --
         184         55         --         --         --      2,399      1,462         --         --         --
    $  10.15   $   7.99   $     --   $     --   $     --   $   1.01   $   1.01   $     --   $     --   $     --
        27.0%     (20.1%)       --         --         --        0.7%       1.0%        --         --         --
         0.3%       0.3%        --                              0.6%       1.0%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                  CONVERTIBLE--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  9,403   $  7,003   $  6,864   $  4,815   $  3,291
Units Outstanding..................................       535        484        434        295        190
Variable Accumulation Unit Value...................  $  17.58   $  14.48   $  15.83   $  16.30   $  17.28
Total Return.......................................      21.4%      (8.5%)     (2.9%)     (5.7%)     40.9%
Investment Income Ratio............................       2.5%       2.9%       4.1%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 14,680   $  9,942   $  7,252   $  2,692   $     83
Units Outstanding..................................     1,191        981        656        237          7
Variable Accumulation Unit Value...................  $  12.33   $  10.14   $  11.06   $  11.36   $  12.02
Total Return.......................................      21.6%      (8.3%)     (2.6%)     (5.5%)     20.2%
Investment Income Ratio............................       2.5%       3.3%       5.2%

GROUP 3 POLICIES
Net Assets.........................................  $    209   $     94   $     52   $     --   $     --
Units Outstanding..................................        18         10          5         --         --
Variable Accumulation Unit Value...................  $  11.57   $   9.46   $  10.28   $     --   $     --
Total Return.......................................      22.2%      (8.1%)      2.8%        --         --
Investment Income Ratio............................       2.8%       3.6%      11.9%

GROUP 4 POLICIES
Net Assets.........................................  $  1,791   $    336   $     --   $     --   $     --
Units Outstanding..................................       153         35         --         --         --
Variable Accumulation Unit Value...................  $  11.67   $   9.55   $     --   $     --   $     --
Total Return.......................................      22.2%      (4.5%)       --         --         --
Investment Income Ratio............................       3.5%      10.0%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



             MAINSTAY VP                                 MAINSTAY VP
     EQUITY INCOME--INITIAL CLASS                 GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $  9,718   $  6,585   $  5,620   $ 12,095   $ 13,456   $  8,224   $  4,168   $  3,255
         907        787        570        704        792        528        284        270
    $  10.72   $   8.37   $   9.86   $  17.18   $  16.98   $  15.57   $  14.70   $  13.19
        28.1%     (15.1%)     (1.4%)      1.2%       9.1%       5.9%      11.4%      (2.4%)
         1.1%       1.1%       1.1%       4.3%       3.8%       5.5%

    $  5,632   $  2,954   $    962   $  5,949   $  5,589   $  2,237   $    150   $      9
         523        352         97        451        429        188         13          1
    $  10.76   $   8.39   $   9.87   $  13.19   $  13.01   $  11.91   $  11.22   $  10.05
        28.3%     (15.0%)     (1.3%)      1.4%       9.3%       6.1%      11.6%       0.5%
         1.2%       1.4%       3.0%       4.3%       4.3%       8.7%

    $     --   $     --   $     --   $    120   $     90   $     --   $     --   $     --
          --         --         --         11          8         --         --         --
    $     --   $     --   $     --   $  11.08   $  10.88   $     --   $     --   $     --
          --         --         --        1.9%       8.8%        --         --         --
          --         --         --        4.5%       4.4%        --

    $  1,814   $    458   $     --   $  1,656   $    631   $     --   $     --   $     --
         167         54         --        152         59         --         --         --
    $  10.84   $   8.41   $     --   $  10.87   $  10.67   $     --   $     --   $     --
        29.0%     (15.9%)       --        1.9%       6.7%        --         --         --
         1.5%       3.4%        --        5.9%      10.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MainStay VP
                                                                 Growth Equity--Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 60,036   $ 46,902   $ 60,962   $ 69,704   $ 63,942
Units Outstanding..................................     2,450      2,402      2,348      2,211      1,947
Variable Accumulation Unit Value...................  $  24.50   $  19.53   $  25.96   $  31.53   $  32.85
Total Return.......................................      25.5%     (24.8%)    (17.7%)     (4.0%)     29.1%
Investment Income Ratio............................       1.1%       0.9%       0.7%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 25,743   $ 17,351   $ 15,533   $  7,403   $    322
Units Outstanding..................................     2,794      2,368      1,598        628         26
Variable Accumulation Unit Value...................  $   9.21   $   7.33   $   9.72   $  11.78   $  12.25
Total Return.......................................      25.7%     (24.6%)    (17.5%)     (3.8%)     22.5%
Investment Income Ratio............................       1.2%       1.1%       1.0%

GROUP 3 POLICIES
Net Assets.........................................  $    181   $    135   $    178   $     --   $     --
Units Outstanding..................................        20         18         18         --         --
Variable Accumulation Unit Value...................  $   9.24   $   7.31   $   9.65   $     --   $     --
Total Return.......................................      26.4%     (24.2%)     (3.5%)       --         --
Investment Income Ratio............................       1.5%       0.9%       1.8%

GROUP 4 POLICIES
Net Assets.........................................  $  1,665   $    429   $     --   $     --   $     --
Units Outstanding..................................       158         51         --         --         --
Variable Accumulation Unit Value...................  $  10.57   $   8.36   $     --   $     --   $     --
Total Return.......................................      26.4%     (16.4%)       --         --         --
Investment Income Ratio............................       1.5%       3.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 47,585   $ 30,983   $ 29,909   $ 26,361   $ 25,846   $133,315   $ 99,916   $121,766   $120,772   $118,869
       2,179      1,921      1,879      1,726      1,581      4,890      4,665      4,392      3,800      3,369
    $  21.84   $  16.13   $  15.92   $  15.28   $  16.35   $  27.26   $  21.42   $  27.73   $  31.77   $  35.28
        35.4%       1.2%       4.2%      (6.5%)     12.1%      27.3%     (22.8%)    (12.7%)     (9.9%)     19.8%
         8.3%      10.7%      12.0%                             1.4%       1.3%       1.1%

    $ 18,335   $  9,959   $  5,199   $  1,398   $     90   $ 56,757   $ 35,382   $ 29,324   $ 14,201   $  2,016
       1,314        969        514        144          9      6,355      5,053      3,241      1,373        176
    $  13.95   $  10.28   $  10.12   $   9.70   $  10.36   $   8.93   $   7.00   $   9.05   $  10.35   $  11.47
        35.7%       1.6%       4.3%      (6.4%)      3.6%      27.6%     (22.6%)    (12.6%)     (9.8%)     14.7%
         8.6%      12.7%      16.0%                             1.5%       1.5%       1.4%

    $    411   $    271   $    234   $     --   $     --   $    410   $      9   $     --   $     --   $     --
          29         26         23         --         --         41          1         --         --         --
    $  14.00   $  10.27   $  10.06   $     --   $     --   $  10.06   $   7.85   $     --   $     --   $     --
        36.4%       2.1%       0.6%        --         --       28.2%     (21.5%)       --         --         --
         7.6%      11.3%     101.5%                             3.1%       3.1%        --

    $  3,601   $    851   $     --   $     --   $     --   $  6,886   $  1,890   $     --   $     --   $     --
         270         87         --         --         --        629        221         --         --         --
    $  13.36   $   9.79   $     --   $     --   $     --   $  10.95   $   8.54   $     --   $     --   $     --
        36.4%      (2.1%)       --         --         --       28.2%     (14.6%)       --         --         --
        11.0%      29.2%        --                              2.0%       4.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                             INTERNATIONAL EQUITY--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  8,605   $  5,894   $  5,424   $  6,250   $  6,511
Units Outstanding..................................       533        471        412        405        343
Variable Accumulation Unit Value...................  $  16.15   $  12.51   $  13.18   $  15.44   $  18.97
Total Return.......................................      29.1%      (5.1%)    (14.6%)    (18.6%)     27.1%
Investment Income Ratio............................       2.0%       1.4%       1.3%

GROUP 2 POLICIES(b)
Net Assets.........................................  $  3,310   $  1,670   $  1,038   $    650   $     14
Units Outstanding..................................       334        218        129         69          1
Variable Accumulation Unit Value...................  $   9.92   $   7.67   $   8.06   $   9.42   $  11.56
Total Return.......................................      29.4%      (4.7%)    (14.4%)    (18.5%)     15.6%
Investment Income Ratio............................       2.3%       1.7%       1.5%

GROUP 3 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

GROUP 4 POLICIES
Net Assets.........................................  $    526   $     59   $     --   $     --   $     --
Units Outstanding..................................        44          6         --         --         --
Variable Accumulation Unit Value...................  $  11.96   $   9.20   $     --   $     --   $     --
Total Return.......................................      30.0%      (8.0%)       --         --         --
Investment Income Ratio............................       3.4%       5.6%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



             MAINSTAY VP                      MAINSTAY VP                        MAINSTAY VP
     MID CAP CORE--INITIAL CLASS     MID CAP GROWTH--INITIAL CLASS     SMALL CAP GROWTH--INITIAL CLASS
    ------------------------------   ------------------------------   ---------------------------------
      2003       2002       2001       2003       2002       2001       2003        2002        2001
    ---------------------------------------------------------------------------------------------------
    $  7,136   $  4,625   $  4,832   $  7,461   $  3,688   $  4,730   $  8,132    $  4,477    $  5,104
         654        570        515        802        570        518        831         644         536
    $  10.91   $   8.11   $   9.38   $   9.30   $   6.47   $   9.12   $   9.78    $   6.95    $   9.51
        34.6%     (13.5%)     (6.2%)     43.8%     (29.1%)     (8.8%)     40.7%      (26.9%)      (4.9%)
         0.5%       0.3%       0.3%        --         --         --         --          --          --

    $  1,640   $    653   $    160   $  3,517   $  1,074   $    344   $  4,170    $  1,442    $    385
         149         80         17        363        160         36        415         202          40
    $  11.04   $   8.19   $   9.45   $   9.68   $   6.72   $   9.46   $  10.04    $   7.12    $   9.73
        34.8%     (13.4%)     (5.5%)     44.1%     (28.9%)     (5.4%)     41.0%      (26.8%)      (2.7%)
         0.6%       0.4%       1.0%        --         --         --         --          --          --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --    $     --    $     --
          --         --         --         --         --         --         --          --          --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --    $     --    $     --
          --         --         --         --         --         --         --          --          --
          --         --         --         --         --         --         --          --          --

    $    566   $     73   $     --   $  1,304   $    256   $     --   $  1,337    $    209    $     --
          49          9         --        120         34         --        115          26          --
    $  11.63   $   8.58   $     --   $  10.85   $   7.50   $     --   $  11.58    $   8.17    $     --
        35.5%     (14.2%)       --       44.8%     (25.0%)       --       41.7%      (18.3%)        --
         0.8%       1.1%        --         --         --         --         --          --          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MainStay VP
                                                                 Total Return--Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 42,609   $ 36,510   $ 43,693   $ 46,997   $ 48,176
Units Outstanding..................................     2,175      2,215      2,197      2,095      2,040
Variable Accumulation Unit Value...................  $  19.59   $  16.48   $  19.89   $  22.43   $  23.62
Total Return.......................................      18.8%     (17.0%)    (11.3%)     (5.0%)     16.2%
Investment Income Ratio............................       1.9%       2.5%       2.6%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 11,610   $  8,019   $  6,514   $  2,178   $    102
Units Outstanding..................................     1,214        998        673        200          9
Variable Accumulation Unit Value...................  $   9.57   $   8.03   $   9.68   $  10.89   $  11.44
Total Return.......................................      19.1%     (16.9%)    (11.1%)     (4.8%)     14.4%
Investment Income Ratio............................       2.1%       2.9%       4.0%

GROUP 3 POLICIES
Net Assets.........................................  $      3   $      1   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $  10.23   $   8.55   $     --   $     --   $     --
Total Return.......................................      19.7%     (14.5%)       --         --         --
Investment Income Ratio............................       2.2%       1.0%        --

GROUP 4 POLICIES
Net Assets.........................................  $    914   $    362   $     --   $     --   $     --
Units Outstanding..................................        84         40         --         --         --
Variable Accumulation Unit Value...................  $  10.84   $   9.06   $     --   $     --   $     --
Total Return.......................................      19.7%      (9.4%)       --         --         --
Investment Income Ratio............................       2.5%      13.3%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 40,618   $ 31,545   $ 37,813   $ 33,582   $ 28,171   $  1,371   $    711   $    652   $    377   $     --
       2,053      2,017      1,895      1,678      1,578        157        104         76         40         --
    $  19.78   $  15.64   $  19.95   $  20.01   $  17.85   $   8.72   $   6.82   $   8.54   $   9.40   $     --
        26.5%     (21.6%)     (0.3%)     12.1%       8.1%      27.8%     (20.1%)     (9.1%)     (6.0%)       --
         1.6%       1.4%       1.5%                             1.9%       1.2%       1.0%

    $ 14,265   $  8,835   $  5,849   $    870   $     89   $  3,183   $  2,008   $  1,716   $    761   $     36
       1,208        948        493         73          8        351        284        194         78          3
    $  11.81   $   9.32   $  11.86   $  11.87   $  10.57   $   9.07   $   7.08   $   8.84   $   9.71   $  10.93
        26.7%     (21.4%)     (0.1%)     12.3%       5.7%      28.1%     (19.9%)     (9.0%)    (11.2%)      9.3%
         1.7%       1.8%       2.7%                             1.6%       1.3%       1.2%

    $    736   $    274   $    296   $     --   $     --   $    350   $      9   $     --   $     --   $     --
          73         35         29         --         --         33          1         --         --         --
    $  10.11   $   7.94   $  10.05   $     --   $     --   $  10.52   $   8.18   $     --   $     --   $     --
        27.4%     (21.0%)      0.5%        --         --       28.7%     (18.2%)       --         --         --
         1.8%       1.4%       8.1%                             1.8%       1.2%        --

    $  2,025   $    708   $     --   $     --   $     --   $    323   $     68   $     --   $     --   $     --
         196         87         --         --         --         29          8         --         --         --
    $  10.31   $   8.10   $     --   $     --   $     --   $  11.14   $   8.66   $     --   $     --   $     --
        27.4%     (19.0%)       --         --         --       28.7%     (13.4%)       --         --         --
         2.1%       4.4%        --                              2.2%       3.7%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                      Dreyfus Large Company
                                                                       Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $  1,238   $    725   $    691   $     72   $     --
Units Outstanding..................................         130         96         70          7         --
Variable Accumulation Unit Value...................    $   9.56   $   7.52   $   9.82   $  10.36   $     --
Total Return.......................................        27.1%     (23.4%)     (5.2%)      3.6%        --
Investment Income Ratio............................         0.9%       0.7%       1.2%

GROUP 2 POLICIES(b)
Net Assets.........................................    $  4,035   $  2,364   $  2,001   $    560   $     21
Units Outstanding..................................         396        296        192         51          2
Variable Accumulation Unit Value...................    $  10.18   $   8.00   $  10.42   $  10.96   $  10.34
Total Return.......................................        27.3%     (23.2%)     (4.9%)      6.0%       3.4%
Investment Income Ratio............................         1.0%       0.7%       1.1%

GROUP 3 POLICIES
Net Assets.........................................    $     63   $     10   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  10.56   $   8.26   $     --   $     --   $     --
Total Return.......................................        27.9%     (17.4%)       --         --         --
Investment Income Ratio............................         1.3%       0.7%        --

GROUP 4 POLICIES
Net Assets.........................................    $    407   $     74   $     --   $     --   $     --
Units Outstanding..................................          38          9         --         --         --
Variable Accumulation Unit Value...................    $  10.64   $   8.31   $     --   $     --   $     --
Total Return.......................................        27.9%     (16.9%)       --         --         --
Investment Income Ratio............................         1.4%       1.8%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                             ALGER AMERICAN
                        MAINSTAY VP                             LEVERAGED          ALGER AMERICAN
                   EAGLE ASSET MANAGEMENT                       ALL CAP--        SMALL CAPITALIZATION--
                GROWTH EQUITY--INITIAL CLASS                 CLASS O SHARES        CLASS O SHARES
    ----------------------------------------------------   -------------------   -------------------
      2003       2002       2001       2000       1999       2003       2002       2003       2002
    ------------------------------------------------------------------------------------------------
    $  3,207   $  2,214   $  2,750   $  1,967   $     --   $     --   $     --   $ 14,286   $  8,883
         461        405        359        213         --         --         --      1,562      1,373
    $   6.95   $   5.47   $   7.67   $   9.25   $     --   $     --   $     --   $   9.15   $   6.47
        27.2%     (28.7%)    (17.1%)     (7.5%)       --         --         --       41.4%     (26.7%)
         0.2%       0.1%        --                               --         --         --         --

    $ 12,283   $  7,827   $  7,326   $  3,130   $    136   $     --   $     --   $ 10,177   $  6,027
       1,305      1,060        709        251         10         --         --      1,475      1,237
    $   9.41   $   7.39   $  10.34   $  12.45   $  13.90   $     --   $     --   $   6.90   $   4.87
        27.4%     (28.6%)    (16.9%)    (10.4%)     39.0%        --         --       41.6%     (26.6%)
         0.2%       0.1%        --                               --         --         --         --

    $    191   $     96   $     21   $     --   $     --   $     38   $      6   $    894   $     51
          21         13          2         --         --          3          1         83          7
    $   9.30   $   7.26   $  10.11   $     --   $     --   $  11.92   $   8.85   $  10.82   $   7.60
        28.1%     (28.2%)      1.1%        --         --       34.7%     (11.5%)     42.3%     (26.2%)
         0.2%       0.1%        --                               --         --         --         --

    $    655   $    159   $     --   $     --   $     --   $     --   $     --   $    430   $     66
          62         19         --         --         --         --         --         37          8
    $  10.54   $   8.23   $     --   $     --   $     --   $     --   $     --   $  11.77   $   8.27
        28.1%     (17.7%)       --         --         --         --         --       42.3%     (17.3%)
         0.2%       0.2%        --                               --         --         --         --


             ALGER AMERICAN
       SMALL CAPITALIZATION--
             CLASS O SHARES
     ------------------------------
       2001       2000       1999
    ----------------------------------------------------------------------------------------------------------------------
     $ 10,628   $ 12,193   $ 16,661
        1,203        966        954
     $   8.83   $  12.62   $  17.46
        (30.0%)    (27.7%)     42.4%
           --
     $  5,640   $  3,724   $     62
          850        394          5
     $   6.64   $   9.46   $  13.06
        (29.8%)    (27.6%)     30.6%
           --
     $     28   $     --   $     --
            3         --         --
     $  10.31   $     --   $     --
          3.1%        --         --
           --
     $     --   $     --   $     --
           --         --         --
     $     --   $     --   $     --
           --         --         --
           --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                       AMERICAN CENTURY VP     AMERICAN CENTURY VP
                                                     INTERNATIONAL--CLASS II     VALUE--CLASS II
                                                     -----------------------   -------------------
                                                        2003         2002        2003       2002
                                                     ---------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................   $     --     $     --    $     --   $     --
Units Outstanding..................................         --           --          --         --
Variable Accumulation Unit Value...................   $     --     $     --    $     --   $     --
Total Return.......................................         --           --          --         --
Investment Income Ratio............................         --           --          --         --

GROUP 2 POLICIES(b)
Net Assets.........................................   $     --     $     --    $     --   $     --
Units Outstanding..................................         --           --          --         --
Variable Accumulation Unit Value...................   $     --     $     --    $     --   $     --
Total Return.......................................         --           --          --         --
Investment Income Ratio............................         --           --          --         --

GROUP 3 POLICIES
Net Assets.........................................   $    208     $     --    $    189   $     --
Units Outstanding..................................         17           --          15         --
Variable Accumulation Unit Value...................   $  11.98     $   9.63    $  12.68   $   9.84
Total Return.......................................       24.4%        (3.7%)      28.8%      (1.6%)
Investment Income Ratio............................         --           --          --         --

GROUP 4 POLICIES
Net Assets.........................................   $     --     $     --    $     --   $     --
Units Outstanding..................................         --           --          --         --
Variable Accumulation Unit Value...................   $     --     $     --    $     --   $     --
Total Return.......................................         --           --          --         --
Investment Income Ratio............................         --           --          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                     DREYFUS IP                 DREYFUS VIF
                          CALVERT                               TECHNOLOGY GROWTH--         DEVELOPING LEADERS--
                      SOCIAL BALANCED                              INITIAL SHARES              INITIAL SHARES
    ----------------------------------------------------   ------------------------------   --------------------
      2003       2002       2001       2000       1999       2003       2002       2001             2003
    ------------------------------------------------------------------------------------------------------------
    $  1,377   $  1,178   $  1,275   $  1,248   $    983   $  1,633   $    320   $    279         $     --
          98         99         94         85         64        185         54         29               --
    $  14.04   $  11.85   $  13.58   $  14.70   $  15.28   $   8.81   $   5.88   $   9.77         $     --
        18.5%     (12.7%)     (7.6%)     (3.8%)     11.5%      49.9%     (39.8%)     (2.3%)             --
         1.9%       2.9%       3.9%                              --         --         --               --

    $  1,712   $  1,379   $    914   $    400   $      8   $  1,884   $    550   $    191         $     --
         172        165         95         39          1        206         91         19               --
    $   9.93   $   8.36   $   9.57   $  10.33   $  10.72   $   9.13   $   6.08   $  10.08         $     --
        18.7%     (12.6%)     (7.4%)     (3.6%)      7.2%      50.2%     (39.7%)      0.8%              --
         2.0%       3.4%       5.8%                              --         --         --               --

    $     --   $     --   $     --   $     --   $     --   $     53   $     24   $      5         $    135
          --         --         --         --         --          5          3         --               11
    $     --   $     --   $     --   $     --   $     --   $  11.51   $   7.63   $  12.59         $  12.75
          --         --         --         --         --       51.0%     (39.4%)     25.9%            27.5%
          --         --         --                               --         --         --               --

    $    185   $     59   $     --   $     --   $     --   $    637   $     68   $     --         $     --
          17          6         --         --         --         55          9         --               --
    $  11.11   $   9.31   $     --   $     --   $     --   $  11.59   $   7.68   $     --         $     --
        19.3%      (6.9%)       --         --         --       51.0%     (23.2%)       --               --
         2.6%      16.8%        --                               --         --         --               --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                     FIDELITY(R) VIP
                                                              CONTRAFUND(R)--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $59,024   $43,637   $44,376   $43,916   $37,009
Units Outstanding..................................    3,117     2,940     2,691     2,321     1,814
Variable Accumulation Unit Value...................  $ 18.94   $ 14.84   $ 16.49   $ 18.92   $ 20.41
Total Return.......................................     27.6%    (10.0%)   (12.8%)    (7.3%)    23.4%
Investment Income Ratio............................      0.4%      0.8%      0.8%

GROUP 2 POLICIES(b)
Net Assets.........................................  $30,734   $19,700   $15,235   $ 7,568   $   471
Units Outstanding..................................    2,774     2,273     1,586       688        40
Variable Accumulation Unit Value...................  $ 11.08   $  8.67   $  9.61   $ 11.00   $ 11.84
Total Return.......................................     27.8%     (9.8%)   (12.6%)    (7.1%)    18.4%
Investment Income Ratio............................      0.4%      0.7%      0.5%

GROUP 3 POLICIES
Net Assets.........................................  $   641   $   177   $   168   $    --   $    --
Units Outstanding..................................       56        20        17        --        --
Variable Accumulation Unit Value...................  $ 11.48   $  8.94   $  9.86   $    --   $    --
Total Return.......................................     28.5%     (9.3%)    (1.4%)      --        --
Investment Income Ratio............................      0.4%      0.8%       --

GROUP 4 POLICIES
Net Assets.........................................  $ 2,500   $   523   $    --   $    --   $    --
Units Outstanding..................................      218        59        --        --        --
Variable Accumulation Unit Value...................  $ 11.47   $  8.93   $    --   $    --   $    --
Total Return.......................................     28.5%    (10.7%)      --        --        --
Investment Income Ratio............................      0.2%       --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     FIDELITY(R) VIP                         FIDELITY(R) VIP               FIDELITY(R) VIP
              EQUITY-INCOME--INITIAL CLASS                GROWTH--INITIAL CLASS       INDEX 500--INITIAL CLASS
     -----------------------------------------------   ---------------------------   ---------------------------
      2003      2002      2001      2000      1999      2003      2002      2001      2003      2002      2001
     -----------------------------------------------------------------------------------------------------------
     $22,122   $16,081   $17,855   $15,911   $12,869   $    --   $    --   $    --   $    --   $    --   $    --
       1,320     1,241     1,137       956       833        --        --        --        --        --        --
     $ 16.76   $ 12.95   $ 15.71   $ 16.64   $ 15.46   $    --   $    --   $    --   $    --   $    --   $    --
        29.4%    (17.7%)    (5.6%)     7.6%      5.6%       --        --        --        --        --        --
         1.7%      1.7%      1.5%                           --        --        --        --        --        --

     $12,853   $ 7,626   $ 5,786   $ 2,272   $   226   $    --   $    --   $    --   $    --   $    --   $    --
       1,111       855       536       199        21        --        --        --        --        --        --
     $ 11.57   $  8.92   $ 10.79   $ 11.41   $ 10.58   $    --   $    --   $    --   $    --   $    --   $    --
        29.7%    (17.3%)    (5.4%)     7.8%      5.8%       --        --        --        --        --        --
         1.6%      1.4%      1.1%                           --        --        --        --        --        --

     $   732   $    47   $     1   $    --   $    --   $   258   $   101   $   150   $   613   $    87   $   102
          66         6        --        --        --        28        15        15        63        11        10
     $ 11.17   $  8.57   $ 10.32   $    --   $    --   $  9.05   $  6.82   $  9.75   $  9.74   $  7.59   $  9.76
        30.3%    (17.1%)     3.2%       --        --      32.8%    (30.1%)    (2.5%)    28.4%    (22.2%)    (2.4%)
         0.3%      0.5%       --                           0.2%      0.3%       --       0.7%      1.3%       --

     $ 1,449   $   334   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         131        39        --        --        --        --        --        --        --        --        --
     $ 11.09   $  8.51   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
        30.3%    (14.9%)      --        --        --        --        --        --        --        --        --
         0.9%       --        --                            --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                       FIDELITY(R) VIP            FIDELITY(R) VIP             FIDELITY(R) VIP
                                                      INVESTMENT GRADE               MID CAP--                  OVERSEAS--
                                                     BOND--INITIAL CLASS           INITIAL CLASS               INITIAL CLASS
                                                     -------------------   ------------------------------   -------------------
                                                       2003       2002       2003       2002       2001       2003       2002
                                                     --------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Units Outstanding..................................       --         --         --         --         --         --         --
Variable Accumulation Unit Value...................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Total Return.......................................       --         --         --         --         --         --         --
Investment Income Ratio............................       --         --         --         --         --         --         --

GROUP 2 POLICIES(b)
Net Assets.........................................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Units Outstanding..................................       --         --         --         --         --         --         --
Variable Accumulation Unit Value...................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Total Return.......................................       --         --         --         --         --         --         --
Investment Income Ratio............................       --         --         --         --         --         --         --

GROUP 3 POLICIES
Net Assets.........................................  $    89    $    51    $   632    $   393    $   344    $   509    $     1
Units Outstanding..................................        8          5         49         42         33         45         --
Variable Accumulation Unit Value...................  $ 10.70    $ 10.17    $ 12.89    $  9.30    $ 10.31    $ 11.29    $  7.88
Total Return.......................................      5.2%       1.7%      38.6%      (9.8%)      3.1%      43.4%     (21.2%)
Investment Income Ratio............................      4.1%        --        0.4%       0.8%        --        0.1%        --

GROUP 4 POLICIES
Net Assets.........................................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Units Outstanding..................................       --         --         --         --         --         --         --
Variable Accumulation Unit Value...................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Total Return.......................................       --         --         --         --         --         --         --
Investment Income Ratio............................       --         --         --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


         Janus Aspen Series
          MID CAP GROWTH--                  JANUS ASPEN SERIES BALANCED--
        INSTITUTIONAL SHARES                    INSTITUTIONAL SHARES
     ---------------------------   -----------------------------------------------
      2003      2002      2001      2003      2002      2001      2000      1999
     -----------------------------------------------------------------------------
     $    --   $    --   $    --   $43,234   $36,821   $35,709   $31,845   $22,549
          --        --        --     2,165     2,089     1,882     1,589     1,092
     $    --   $    --   $    --   $ 19.97   $ 17.63   $ 18.98   $ 20.04   $ 20.66
          --        --        --      13.3%     (7.1%)    (5.3%)    (3.0%)    25.9%
          --        --        --       2.3%      2.5%      2.7%

     $    --   $    --   $    --   $47,916   $36,285   $26,919   $12,464   $   887
          --        --        --     4,251     3,653     2,523     1,108        77
     $    --   $    --   $    --   $ 11.27   $  9.93   $ 10.67   $ 11.25   $ 11.57
          --        --        --      13.5%     (6.9%)    (5.2%)    (2.8%)    15.7%
          --        --        --       2.3%      2.7%      3.1%

     $    27   $     2   $     1   $   246   $   110   $    86   $    --   $    --
           3        --        --        23        12         9        --        --
     $ 10.41   $  7.70   $ 10.69   $ 10.72   $  9.40   $ 10.04   $    --   $    --
        35.1%    (27.9%)     6.9%     14.0%     (6.3%)     0.4%       --        --
          --        --        --       2.5%      2.4%      4.2%

     $    --   $    --   $    --   $ 3,422   $ 1,084   $    --   $    --   $    --
          --        --        --       317       114        --        --        --
     $    --   $    --   $    --   $ 10.80   $  9.47   $    --   $    --   $    --
          --        --        --      14.0%     (5.3%)      --        --        --
          --        --        --       2.6%      4.4%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                   JANUS ASPEN SERIES
                                                                   WORLDWIDE GROWTH--
                                                                  INSTITUTIONAL SHARES
                                                     -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $51,897   $41,366   $52,870   $60,953   $52,432
Units Outstanding..................................    3,386     3,323     3,142     2,790     2,010
Variable Accumulation Unit Value...................  $ 15.33   $ 12.45   $ 16.82   $ 21.84   $ 26.09
Total Return.......................................     23.1%    (25.9%)   (23.0%)   (16.3%)    63.4%
Investment Income Ratio............................      1.1%      0.9%      0.5%

GROUP 2 POLICIES(b)
Net Assets.........................................  $40,827   $27,454   $25,080   $14,062   $   629
Units Outstanding..................................    4,887     4,055     2,746     1,188        45
Variable Accumulation Unit Value...................  $  8.35   $  6.77   $  9.13   $ 11.84   $ 14.11
Total Return.......................................     23.4%    (25.7%)   (22.9%)   (16.1%)    41.1%
Investment Income Ratio............................      1.1%      1.0%      0.6%

GROUP 3 POLICIES
Net Assets.........................................  $   185   $   136   $   104   $    --   $    --
Units Outstanding..................................       20        18        10        --        --
Variable Accumulation Unit Value...................  $  9.46   $  7.63   $ 10.24   $    --   $    --
Total Return.......................................     24.0%    (25.4%)     2.4%       --        --
Investment Income Ratio............................      1.0%      1.1%      1.0%

GROUP 4 POLICIES
Net Assets.........................................  $ 1,530   $   418   $    --   $    --   $    --
Units Outstanding..................................      151        51        --        --        --
Variable Accumulation Unit Value...................  $ 10.15   $  8.19   $    --   $    --   $    --
Total Return.......................................     24.0%    (18.1%)      --        --        --
Investment Income Ratio............................      1.1%      1.8%       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                     MFS(R)
                                       NEW           MFS(R)
                                    DISCOVERY       UTILITIES
         MFS(R) INVESTORS           SERIES--        SERIES--         NEUBERGER BERMAN AMT
    TRUST SERIES--INITIAL CLASS   INITIAL CLASS   INITIAL CLASS         MID-CAP GROWTH
    ---------------------------   -------------   -------------   ---------------------------
     2003      2002      2001         2003            2003         2003      2002      2001
    -----------------------------------------------------------------------------------------
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
         --        --        --           --              --           --        --        --

    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
         --        --        --           --              --           --        --        --

    $    54   $    46   $    61      $    22         $     5      $    39   $    10   $     4
          6         6         6            2              --            4         1        --
    $  9.63   $  7.88   $  9.97      $ 10.54         $ 12.87      $ 10.42   $  8.14   $ 11.52
       22.1%    (21.0%)    (0.3%)        5.4%           28.7%        28.1%    (29.3%)    15.2%
        0.7%      0.5%       --           --             2.2%          --        --        --

    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
         --        --        --           --              --           --        --        --


                      T. ROWE PRICE
                 EQUITY INCOME PORTFOLIO
     -----------------------------------------------
      2003      2002      2001      2000      1999
    -----------------------------------------------------------------------------------------   ------------------------------------
-----------
     $ 6,156   $ 3,525   $ 2,013   $    51   $    --
         516       368       182         5        --
     $ 11.92   $  9.57   $ 11.09   $ 11.01   $    --
        24.6%    (13.7%)     0.7%     10.1%       --
         1.8%      1.8%      1.8%
     $12,402   $ 6,921   $ 3,893   $   713   $    85
       1,029       717       349        64         9
     $ 12.05   $  9.65   $ 11.16   $ 11.06   $  9.83
        24.9%    (13.5%)     0.9%     12.5%     (1.7%)
         1.8%      1.8%      1.7%
     $   662   $   276   $   207   $    --   $    --
          61        32        21        --        --
     $ 10.85   $  8.65   $  9.96   $    --   $    --
        25.5%    (13.3%)    (0.4%)      --        --
         1.8%      1.8%      3.3%
     $ 1,764   $   298   $    --   $    --   $    --
         162        34        --        --        --
     $ 10.92   $  8.70   $    --   $    --   $    --
        25.5%    (13.0%)      --        --        --
         1.9%      2.7%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                                                                   VAN KAMPEN
                                                                   T. ROWE PRICE                                  UIF EMERGING
                                                                   LIMITED-TERM                 VAN ECK             MARKETS
                                                                       BOND                    WORLDWIDE             DEBT--
                                                                     PORTFOLIO                HARD ASSETS           CLASS I
                                                              -----------------------         -----------         ------------
                                                               2003            2002              2003                 2003
                                                              ----------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets..................................................  $    --         $    --           $    --             $    --
Units Outstanding...........................................       --              --                --                  --
Variable Accumulation Unit Value............................  $    --         $    --           $    --             $    --
Total Return................................................       --              --                --                  --
Investment Income Ratio.....................................       --              --                --                  --

GROUP 2 POLICIES(b)
Net Assets..................................................  $    --         $    --           $    --             $    --
Units Outstanding...........................................       --              --                --                  --
Variable Accumulation Unit Value............................  $    --         $    --           $    --             $    --
Total Return................................................       --              --                --                  --
Investment Income Ratio.....................................       --              --                --                  --

GROUP 3 POLICIES
Net Assets..................................................  $   269         $    86           $     4             $    20
Units Outstanding...........................................       26               8                --                   2
Variable Accumulation Unit Value............................  $ 10.52         $ 10.09           $ 11.38             $ 10.94
Total Return................................................      4.3%            0.9%             13.8%                9.4%
Investment Income Ratio.....................................      3.5%            4.3%               --                  --

GROUP 4 POLICIES
Net Assets..................................................  $    --         $    --           $    --             $    --
Units Outstanding...........................................       --              --                --                  --
Variable Accumulation Unit Value............................  $    --         $    --           $    --             $    --
Total Return................................................       --              --                --                  --
Investment Income Ratio.....................................       --              --                --                  --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                            Van Kampen
                         Van Kampen                          UIF U.S.
                            UIF                            Real Estate--
              Emerging Markets Equity--Class I                Class I
    ----------------------------------------------------   -------------
      2003       2002       2001       2000       1999         2003
    --------------------------------------------------------------------
    $  9,762   $  5,859   $  6,070   $  5,669   $  6,651     $     --
         888        792        742        644        456           --
    $  11.00   $   7.40   $   8.18   $   8.81   $  14.59     $     --
        48.6%      (9.5%)     (7.2%)    (39.6%)     94.3%          --
          --         --         --                                 --

    $  6,724   $  3,494   $  2,877   $  1,451   $     58     $     --
         595        461        344        161          4           --
    $  11.29   $   7.58   $   8.36   $   8.99   $  14.86     $     --
        48.9%      (9.4%)     (7.0%)    (39.5%)     48.6%          --
          --         --         --                                 --

    $      2   $      1   $     --   $     --   $     --     $      4
          --         --         --         --         --           --
    $  12.09   $   8.07   $     --   $     --   $     --     $  12.00
        49.7%     (19.3%)       --         --         --         20.0%
          --         --         --                                 --

    $    371   $     74   $     --   $     --   $     --     $     --
          30          9         --         --         --           --
    $  12.42   $   8.30   $     --   $     --   $     --     $     --
        49.7%     (17.0%)       --         --         --           --
          --         --         --                                 --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), Alger American Leveraged All Cap (Class O Shares), Alger American Small Capitalization (Class O Shares), American Century VP Inflation Protection (Class II), American Century VP International (Class II), American Century VP Value (Class II), Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF Developing Leaders (Initial Shares) (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Fidelity(R) VIP Growth (Initial Class), Fidelity(R) VIP Index 500 (Initial Class), Fidelity(R) VIP Investment Grade Bond (Initial Class), Fidelity(R) VIP Mid Cap (Initial Class), Fidelity(R) VIP Overseas (Initial Class), Janus Aspen Series Mid Cap Growth (Institutional Shares) (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) New Discovery Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Hard Assets, Van Eck Worldwide Absolute Return, Van Kampen UIF Emerging Markets Debt (Class I), Van Kampen UIF Emerging Markets Equity (Class
I) and Van Kampen UIF U.S. Real Estate (Class I) Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004